UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-12

Playboy Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of the 2007 Annual Meeting of Stockholders

May 23, 2007

The Annual Meeting of Stockholders of Playboy Enterprises, Inc. will be held at Le Parker Meridien, located at 118 West 57th Street, New York, New York 10019, on Wednesday, May 23, 2007, at 9:00 a.m., local time, for the following purposes:

1.	to elect nine directors, each for a one-year term;

2.	to approve an amendment to our Second Amended and Restated 1995 Stock Incentive Plan;

3.	to approve an amendment to our Amended and Restated 1997 Equity Plan for Non-Employee Directors;

4.	to approve an amendment to our Employee Stock Purchase Plan;

5.	to ratify our audit committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for 2007; and

6.	to transact any other business that properly comes before the meeting.

All holders of record of Playboy Class A common stock at the close of business on March 26, 2007, are entitled to notice of and to vote at the meeting. An alphabetical list of those stockholders, their addresses and the number of shares owned by each will be on display for all purposes germane to the meeting at Playboy’s New York office during normal business hours from May 13, 2007 to May 23, 2007. This list will also be on display at the meeting. Holders of Playboy Class B common stock on the record date are also welcome to attend the meeting but are not entitled to vote.

WE HOPE THAT YOU WILL BE PRESENT AT THE MEETING. IF YOU CANNOT ATTEND AND YOU ARE A HOLDER OF CLASS A COMMON STOCK, WE URGE YOU TO VOTE YOUR SHARES BY DATING, SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. The envelope requires no postage if it is mailed in the United States.

By Order of the Board of Directors

Howard Shapiro
Secretary

April 25, 2007
Chicago, Illinois

GENERAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD
STOCKHOLDER COMMUNICATIONS WITH DIRECTORS
AVAILABILITY OF CERTAIN DOCUMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
Summary Compensation Table
Grants of Plan Based Awards
Outstanding Equity Awards at Fiscal Year End
OPTION EXERCISES AND STOCK VESTED
NON-QUALIFIED DEFERRED COMPENSATION PLAN
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
DIRECTOR COMPENSATION
DIRECTOR SUMMARY COMPENSATION TABLE
PLAYBOY STOCK OWNERSHIP
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO OUR 1995 STOCK INCENTIVE PLAN
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO OUR 1997 EQUITY PLAN
PROPOSAL NO. 4 APPROVAL OF AMENDMENT TO OUR EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 5 APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE DISCLOSURE
TRANSACTIONS WITH MANAGEMENT
OTHER INFORMATION

PLAYBOY ENTERPRISES, INC.

680 North Lake Shore Drive
Chicago, Illinois 60611
Proxy Statement

GENERAL INFORMATION

Annual Meeting Time, Location and Admission Procedure

The Annual Meeting of Stockholders of Playboy Enterprises, Inc. will be held on Wednesday, May 23, 2007, at 9:00 a.m., local time, at Le Parker Meridien, located at 118 West 57th Street, New York, New York 10019.

All stockholders of record on March 26, 2007, the record date for the Annual Meeting, are invited to attend the Annual Meeting. If you attend, you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please note that if you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

Securities Entitled to Be Voted at the Meeting

Only shares of our Class A common stock held by stockholders of record on March 26, 2007, the record date for the Annual Meeting, are entitled to be voted at the meeting. Each share of Class A common stock is entitled to one vote. On March 26, 2007, 4,864,102 shares of Class A common stock were outstanding. The Class B common stock is not entitled to be voted at the Annual Meeting. Holders of Class B common stock are receiving this proxy statement for informational purposes only and will not receive a proxy card.

Information About This Proxy Statement

We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares of Class A common stock at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. On April 27, 2007, we began mailing these proxy materials to all of our holders of record of Class A common stock and Class B common stock, as of the close of business on March 26, 2007.

Information About Voting

Holders of Class A common stock can vote in person at the Annual Meeting or by proxy. If you want to vote by proxy, please complete, sign and date the enclosed proxy card and return it promptly in the accompanying envelope, which is postage paid if mailed in the United States. If your shares of Class A common stock are held in the name of a bank, broker or other holder of record, you will receive instructions from that holder of record that you must follow in order for your shares to be voted at the Annual Meeting.

If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive. If your shares of Class A common stock are not registered in your own name, and you plan to attend the Annual Meeting and vote your shares in person, you will need to contact the broker or agent in whose name your shares are registered to obtain a broker’s proxy card and bring it with you to the Annual Meeting.

If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted “for” or “withheld” with respect to all, some or none of the nominees for director and whether your shares should be voted “for,” “against” or “abstain” with respect to the amendments to the stock plans and the ratification of the appointment of our independent registered public accounting firm. If you sign, date and return the card without indicating your instructions on how to vote your shares, they will be voted as follows:

•	FOR the election of the nine nominees for director;

•	FOR the approval of the amendment to our Second Amended and Restated 1995 Stock Incentive Plan, or the 1995 Stock Incentive Plan;

•	FOR the approval of the amendment to our Amended and Restated 1997 Equity Plan for Non-Employee Directors, or the 1997 Equity Plan;

•	FOR the approval of the amendment to our Employee Stock Purchase Plan; and

•	FOR the ratification of our audit committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for 2007.

If any other matter is presented at the meeting, the holders of your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no other matters to be acted upon at the meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing, signing, dating and mailing the proxy card enclosed in the accompanying envelope. Voting by proxy will not affect your right to attend the meeting and vote your shares in person.

You may revoke or change a proxy at any time before it is exercised by any of the following methods:

•	sending a written revocation to Playboy’s Secretary, Howard Shapiro (which will only revoke the proxy for the class of shares specified in the revocation);

•	signing and delivering a later dated proxy (which will only revoke the proxy for the same class of shares as in the later dated proxy); or

•	voting in person at the meeting.

Your most current vote is the one that is counted.

Quorum Requirement

A quorum is necessary to hold a valid Annual Meeting. A majority of the shares of our Class A common stock, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Proxies marked “withheld” or “abstain” and “broker non-votes” are counted as present for establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item under the rules of the New York Stock Exchange and has not received instructions from the beneficial owner.

Information About Votes Necessary for Action to Be Taken

All matters to be considered at the Annual Meeting require an affirmative vote of the majority of all shares of Class A common stock present in person or represented by proxy. Proxies marked “withheld” or “abstain” will have the same effect as a vote against the proposals described in this proxy statement. If your shares are held through a broker or bank, your broker will have the authority to vote your shares on the election of directors and the ratification of Ernst & Young LLP as our independent registered public accounting firm, even if the bank or broker does not receive instructions from you. Your broker is not permitted to vote your shares on the proposals to approve the amendment to our 1995 Stock Incentive Plan, the amendment to our 1997 Equity Plan or the amendment to our Employee Stock Purchase Plan without receiving instructions from you. A broker non-vote will have no effect on the outcome of the vote on the proposals to approve the amendment to our 1995 Stock Incentive Plan, the amendment to our 1997 Equity Plan or the amendment to our Employee Stock Purchase Plan. We believe these compensation plans align the interests of our employees with our stockholders. We urge you to provide your bank or broker with instructions to vote your shares “FOR” these proposals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our directors are elected by the stockholders each year at our Annual Meeting. Our directors are elected to serve one-year terms. Our bylaws allow our Board of Directors to fix the number of directors to be elected at each Annual Meeting at not fewer than five and not more than ten. Our Board of Directors currently consists of nine members. Our Board of Directors has nominated nine individuals for election at the Annual Meeting. Each of the director nominees presented in this proxy statement is currently a director. If reelected, each director’s term will last until the 2008 Annual Meeting or until he or she is succeeded by another qualified director who has been elected or appointed by the Board of Directors, or until his or her earlier death, resignation or removal.

Your proxy will vote for each of the nominees unless you specifically withhold authority to vote for a particular nominee. If a nominee is unavailable for election, the holders of your proxy may vote for another nominee proposed by our Board of Directors, or our Board of Directors may reduce the number of directors to be elected at the Annual Meeting. Your proxy may not be voted for more than nine nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES.

The following information is provided with respect to each nominee for election as a director. The ages of the nominees are as of April 1, 2007.

CHRISTIE HEFNER
Director since 1979
Age 54

Ms. Hefner was appointed to her present position as Chairman of the Board and Chief Executive Officer of Playboy in 1988. She joined Playboy in 1975 and worked in a variety of positions with us before being named President in 1982. She is also a board member of the Playboy Foundation, our philanthropic arm. In addition, Ms. Hefner is a member of the Executive & Government Affairs Committees of the Magazine Publishers of America, the industry association for consumer magazines; the Boards of: Business Committee for the Arts, Inc., an organization helping businesses establish successful alliances with the arts; the Museum of Television & Radio Media Center; the Canyon Ranch Health Resort; and Springboard Enterprises, Inc. She is also on the Board of Trustees of the Rush University Medical Center and the Advisory Board of the American Civil Liberties Union, and is a founding member of The Chicago Network, an organization of professional women from the Chicago metropolitan area who have reached the highest echelons of business, the arts, government, the professions and academia. She is a founding partner of The Directors Council, which is dedicated to meeting the increasing needs of public boards for independent directors by increasing the diversity of boards.

Ms. Hefner is the daughter of Hugh M. Hefner, Editor-in-Chief and Chief Creative Officer.

DENNIS S. BOOKSHESTER
Director since 1990
Age 68

Mr. Bookshester joined America’s PowerSports, Inc., a motorcycle dealer network, as Chairman in March 2006. Prior to that, he was the Chief Executive Officer of Turtle Wax Inc., a company specializing in auto appearance chemistry, from January 2004 to May 2005. He has been Chairman of the Board of Cutanix Corporation, a company principally engaged in scientific skin research, since 1997. Concurrently, Mr. Bookshester was the Chief Executive Officer of Fruit of the Loom, Inc. from 1999 to 2002. From 1990 to 1991, he served as Chief Executive Officer of Zale Corporation, a company principally involved in the retail sale of jewelry. Mr. Bookshester was Corporate Vice Chairman, Chairman and Chief Executive Officer of the Retail Group of Carson Pirie Scott & Co., positions he held from 1984 to 1989. In addition, Mr. Bookshester is the Commissioner of the Illinois Racing Board and a member of the Board of Directors of Northwestern Hospital Foundation. He is on: the Visiting Committee of the University of Chicago Graduate School of Business; the University of Chicago Visiting Committee to Biological Sciences; and Pritzker School of Business. Mr. Bookshester is a member of our audit committee.

DAVID I. CHEMEROW
Director since 1996
Age 55

Mr. Chemerow joined Olympus Media, LLC as Senior Vice President and Chief Financial Officer in June 2005, a firm specializing in the sale of outdoor advertising. Prior to that, he was the Chief Operating Officer for TravelCLICK, Inc., a leading provider of solutions that help hotels maximize profit from electronic distribution channels, from December 2003 through August 2004. He was also the Chief Operating Officer of ADcom Information Services, Inc., which provides ratings for viewership of TV programs to cable operators, from July 2002 through December 2003. He served as President and Chief Executive Officer of Soldout.com, Inc. in 2000 and was President and Chief Operating Officer from 1999 through 2000. Soldout.com, Inc. was a premium event and entertainment resource, specializing in sold out and hard-to-obtain tickets and personalized entertainment packages for sports, theater, cultural and other events. Mr. Chemerow was President and Chief Operating Officer of GT Interactive Software Corp., a company principally engaged in publishing computer games, from 1998 to 1999, and he served as Executive Vice President and Chief Operating Officer from 1997 to 1998. From 1996 to 1997, he was Executive Vice President and Chief Financial Officer of ENTEX Information Services, Inc., a company principally engaged in providing distributed computing management solutions. Beginning in 1990 and prior to joining ENTEX, he was Executive Vice President, Finance and Operations, and Chief Financial Officer of Playboy. Mr. Chemerow is also a member of the Board of Directors of Dunham’s Athleisure Corporation, a sporting goods retailer. Mr. Chemerow is the Chairman of our audit committee.

DONALD G. DRAPKIN
Director since 1997
Age 59

Mr. Drapkin has been Vice Chairman and a Director of MacAndrews & Forbes Holdings Inc. and various affiliates since 1987. Prior to joining MacAndrews & Forbes, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP for more than five years. Mr. Drapkin is also a Director (or member of the Board of Managers, as applicable) of the following corporations which file reports pursuant to the Securities Exchange Act of 1934: Anthracite Capital, Inc.; Nephros, Inc.; Revlon Consumer Products Corporation; Revlon, Inc.; and SIGA Technologies, Inc. Mr. Drapkin is a member of our compensation committee.

CHARLES HIRSCHHORN
Director since 2006
Age 49

Mr. Hirschhorn is the Founder of Fountain Productions, an independent production company that produces theatrical motion pictures, television movies and direct-to-video films. He founded and was Chief Executive Officer of G4, the world’s first videogame television network, from 2000 to 2005. Mr. Hirschhorn also worked for ten years at The Walt Disney Company, including as President of Walt Disney Television and Television Animation, from 1989 to 1999. Prior to Disney, he served as Vice President of Development for Fox Broadcasting, from 1986 to 1989, where he managed the network’s primetime programming. A graduate of Harvard College with a Bachelor of Arts in economics, Mr. Hirschhorn served as an Arts Management Fellow for the National Endowment for the Arts. He serves on the Boards of Harvard College Office of the Arts and the Berklee College of Music.

JEROME H. KERN
Director since 2002
Age 69

Mr. Kern has been the President of Kern Consulting, LLC since 2001. He also served as the Chairman of Symphony Media Systems, LLC from 2002 to 2006. Prior to that, Mr. Kern was Chairman and Chief Executive Officer of On Command Corporation. Prior to his position at On Command, he served as Vice Chairman and a member of the Board of Directors of Tele-Communications, Inc. (TCI). For more than 20 years, Mr. Kern was the principal outside legal counsel to TCI and Liberty Media Corporation, including from 1992 to 1998, when he served as senior partner of Baker & Botts, L.L.P. Mr. Kern is a member of our audit committee.

RUSSELL I. PILLAR
Director since 2003
Age 41

Mr. Pillar is Co-Founder and Managing Director of Catalytic Capital LLC and its predecessor and related entities, all investment and advisory vehicles focused on creating value at the intersection of media, technology and consumer brands, and has served in that and similar capacities since 1991. From January 2000 until February 2006, he was Viacom and CBS’s chief digital media strategy and execution executive, serving in a variety of positions including Senior Advisor, Viacom, President, Viacom Digital Media Group and President and Chief Executive Officer, CBS Internet Group. Prior to his tenure at Viacom, he was President, Chief Executive Officer and a Director of Richard Branson’s Virgin Entertainment Group. Prior to his tenure at Virgin, he co-led the leveraged buyout, turnaround, and subsequent public offering of Prodigy, serving over a more than four year span in a variety of positions including Vice Chairman of the Board of Directors and President and Chief Executive Officer of Prodigy Internet. Over the past two decades he has served as a Board member of more than a dozen public and private companies. Mr. Pillar, a Crown Fellow at the Aspen Institute, graduated Phi Beta Kappa, cum laude with an A.B. in East Asian Studies from Brown University. Mr. Pillar is a member of our compensation committee.

SOL ROSENTHAL
Director since 1985
Age 72

Mr. Rosenthal has been Of Counsel to the Los Angeles office of the law firm of Arnold & Porter LLP since 2000. Prior to that he was Of Counsel to the Los Angeles law firm of Blanc Williams Johnston & Kronstadt, L.L.P. from 1996 through 2000. Prior to that, he was a senior partner in the law firm of Buchalter, Nemer, Fields & Younger from 1974 through April 1996. He has served as an arbitrator in entertainment industry disputes since 1977 and as the Writers Guild-Association of Talent Agents Negotiator since 1978. Mr. Rosenthal is a former member of the Board of Governors, Academy of Television Arts & Sciences, on which he served from 1990 to 1992, and he is a former President of the Beverly Hills Bar Association and a former President of the Los Angeles Copyright Society. Mr. Rosenthal is the Chairman of our compensation committee.

RICHARD S. ROSENZWEIG
Director since 1973
Age 71

Mr. Rosenzweig has been Executive Vice President of Playboy since 1988. From 1982 to 1988, he was Executive Vice President, Office of the Chairman, and from 1980 to 1982, he was Executive Vice President, Corporate Affairs. Before that, from 1977 to 1980, he had been Executive Vice President, West Coast Operations. His other positions with Playboy have included Executive Vice President, Publications Group, Associate Publisher, Playboy Magazine, Chairman, Alta Loma Entertainment and President, Playboy Jazz Festivals. He has been with Playboy since 1958.

MEETINGS AND COMMITTEES OF THE BOARD

Our Board of Directors held seven meetings during 2006. In addition to meetings of the full Board, directors also attend meetings of Board committees on which they serve. Each of our directors attended at least 75 percent of all the meetings of the Board and of the Board committees on which he or she served during 2006. The non-employee directors also meet periodically in executive sessions without management. The non-employee director designated to preside at such executive sessions rotates among such non-employee directors. Information with respect to our policy for communication with directors, including the non-employee directors, is described in the section of this proxy statement titled “Stockholder Communications with Directors.” Our Board of Directors has a standing audit committee and a standing compensation committee, which are described below. Our Board does not have a standing nominating committee.

Our Board of Directors is composed of nine individuals. Our Board of Directors has affirmatively determined that all directors, other than Ms. Hefner and Mr. Rosenzweig, are independent directors under the listing requirements of the New York Stock Exchange. Specifically, these seven directors have no material relationship with us, either directly or as a partner, shareholder or officer of an organization that has a relationship with us. In making these determinations, our Board of Directors considered the fact that none of these directors had any relationships with us of the types set forth in the listing requirements of the New York Stock Exchange nor any other relationships that in the Board’s judgment would interfere with the director’s independence. Ms. Hefner and Mr. Rosenzweig are both executive officers of Playboy and, therefore, are not independent directors.

Audit Committee

Our audit committee is currently comprised of three directors, Messrs. Chemerow (who serves as Chairman), Bookshester and Kern. The key functions of our audit committee and certain of its activities during 2006 are described in the section of this proxy statement titled “Report of the Audit Committee.”

During 2006, the Board of Directors examined the composition of our audit committee and confirmed that all members of our audit committee are independent and financially literate and that Mr. Chemerow qualifies as an audit committee financial expert, in each case under the applicable New York Stock Exchange listed company rules and the Securities and Exchange Commission, or the SEC, regulations governing audit committees. Mr. Chemerow acquired his financial expert attributes principally through years of experience as chief financial officer or controller of several companies as well as president and chief operating officer of several companies where he actively supervised principal financial officers and actively oversaw the preparation and evaluation of financial statements. Mr. Chemerow’s experiences are described in the section of this proxy statement titled “PROPOSAL NO. 1 — ELECTION OF DIRECTORS.”

Our audit committee met eight times during 2006.

Compensation Committee

Our compensation committee is currently comprised of three directors, Messrs. Rosenthal (who serves as Chairman), Drapkin and Pillar. The key functions of our compensation committee include reviewing and approving our goals and objectives concerning compensation of corporate officers and certain other key employees, evaluating the performance of our Chief Executive Officer in light of these goals and objectives and determining and approving and recommending to our Board for approval her compensation level based on this evaluation, evaluating the performance of other corporate officers in light of these goals and objectives, reviewing the competitiveness of our compensation practices and determining and approving salary and termination arrangements for, and all proposed contracts and transactions with, all of our employees whose salaries and bonuses are more than $350,000 but less than $500,000 per year, excluding corporate officers.

Other key responsibilities of the compensation committee include reviewing and making recommendations to the Board concerning our employee benefit programs, making recommendations to our Board concerning compensation, salary or termination arrangements for, and all proposed contracts and transactions with, corporate officers and any employee of Playboy (including Mr. Hefner) whose salary and bonus equals or exceeds $500,000 per year, administering our stock incentive plans for key employees and non-employee directors and determining which of our employees are eligible to participate in those plans and administering our employee stock purchase plan.

The compensation committee met four times during 2006.

Board Nominations

We are committed to having a Board of Directors comprised of individuals who are accomplished in their fields, have the ability to make meaningful contributions to the Board’s oversight of the business and affairs of Playboy and have an impeccable record and reputation for honest and ethical conduct. Our Board of Directors is composed of nine individuals, seven of whom our Board of Directors has affirmatively determined to be independent directors under the listing requirements of the New York Stock Exchange. Because more than 50 percent of our voting shares are owned by a single individual, the New York Stock Exchange listing requirements do not require us to have a separate nominating committee composed solely of independent directors to identify and select individuals to serve on our Board. However, we believe the independent composition of our Board of Directors enables us to achieve the purposes of an independent nominating committee by using the full Board. Accordingly, each member of the Board of Directors participates in the consideration of director nominees.

Our Board of Directors will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Board of Directors will take into consideration its needs and the qualifications of the candidate. To have a candidate considered by the Board of Directors, a stockholder must submit the recommendation in writing and must include the following information:

•	the name of the stockholder and evidence of the person’s ownership of Playboy stock, including the number and class of shares owned and the length of time of ownership; and

•	the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of Playboy and the person’s consent to be named as a director if nominated by the Board of Directors.

The stockholder recommendation and information described above must be sent to the Secretary at Playboy Enterprises, Inc., 680 North Lake Shore Drive, Chicago, Illinois 60611 and must be received by the Secretary not less than 120 days prior to the anniversary date of Playboy’s most recent annual meeting of stockholders.

In addition to the factors described above, the Board of Directors examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management, Playboy and its principal stockholder. The Board of Directors also seeks to have its members represent a diversity of backgrounds and experience.

The Board of Directors identifies potential nominees by asking current directors and executive officers to identify people meeting the criteria described above that are available to serve on the Board. As described above, the Board of Directors will also consider candidates recommended by stockholders.

Once a person has been identified as a potential candidate, the Board of Directors may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Board of Directors determines that the candidate warrants further consideration, the Chairman or another member of the Board contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Board of Directors requests information from the candidate, reviews the person’s accomplishments and qualifications, including any other candidates that the Board of Directors might be considering, and conducts one or more interviews with the candidate. In certain instances, the Chairman or another member of the Board may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Board’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board of Directors may take into consideration the number and class of shares held by the recommending stockholder and the length of time that such shares have been held and the needs of the Board at the time.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

The Board of Directors has established a process to receive communications from stockholders and any interested persons. Stockholders and interested persons may contact any member (or all members) of the Board, any Board committee or any chair of any such committee by mail. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Secretary” at Playboy Enterprises, Inc., 680 North Lake Shore Drive, Chicago, Illinois 60611.

All communications received as set forth in the preceding paragraph will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the General Counsel’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

We also have a 24-hour toll-free telephone number (1-866-376-4117) and a dedicated email address (pla@openboard.info) for receiving complaints or concerns regarding accounting and auditing matters. There is also a secure web page at www.openboard.info/PLA providing the ability to access an Internet-based message interface that will deliver a secure message. In addition, we have a secure post office box (P.O. Box 11177, Chicago, IL 60611) for the same purpose. Complaints or concerns regarding accounting and auditing matters will be handled in accordance with procedures adopted by the audit committee.

It is Playboy’s policy that each of our directors should attend the Annual Meeting absent circumstances that make attendance impossible. All of our then serving directors were in attendance at the 2006 Annual Meeting.

AVAILABILITY OF CERTAIN DOCUMENTS

Posted on our website www.playboyenterprises.com in the “Investor Relations — corporate governance” section are the charters of the audit committee and compensation committee, our Code of Business Conduct and our Corporate Governance Guidelines. Copies of these documents are also available free of charge by sending a request to Investor Relations, Playboy Enterprises, Inc., 680 North Lake Shore Drive, Chicago, Illinois 60611. Information made available on our website does not constitute a part of this document.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the compensation committee during 2006 were Messrs. Rosenthal (Chairman), Drapkin and Pillar, none of whom has (i) served at any time as an officer or employee of Playboy or our subsidiaries, (ii) any relationship with Playboy or our subsidiaries other than service as a director or (iii) received any compensation from Playboy or our subsidiaries other than in his capacity as a member of the Board of Directors or a committee thereof. None of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served on the compensation committee of Playboy.

EXECUTIVE OFFICERS

The following information is provided with respect to Playboy’s executive officers, except for Ms. Hefner and Mr. Rosenzweig, whose information is provided in the section of this proxy statement titled “PROPOSAL NO. 1 — ELECTION OF DIRECTORS.” Playboy’s officers hold their offices until their successors are chosen and qualified. The ages of the executive officers are as of April 1, 2007.

LINDA G. HAVARD
Executive Vice President, Finance and Operations
  and Chief Financial Officer
Age 52

Ms. Havard was appointed to her present position in 1997. From 1982 to 1997, she held various financial and management positions at Atlantic Richfield Company, or ARCO. From 1996 to 1997, Ms. Havard served as ARCO’s Senior Vice President in the Global Energy Ventures division. She also served as ARCO’s Vice President of Corporate Planning from 1994 to 1996. Her other positions with ARCO included: Vice President, Finance, Planning and Control, ARCO Transportation Co.; and President, ARCO Pipe Line Co. Ms. Havard serves as a member of: the UCLA Foundation Board of Councillors; the Executive Committee of the Board of Trustees of the Chicago School of Professional Psychology; and the Board of the Chicago Finance Exchange.

HUGH M. HEFNER
Editor-in-Chief and Chief Creative Officer
Age 80

Mr. Hefner founded Playboy in 1953. He assumed his present position in 1988. From 1976 to 1988, Mr. Hefner served as Chairman of the Board and Chief Executive Officer, and before that he served as Chairman, President and Chief Executive Officer. Mr. Hefner is the father of Christie Hefner, Chairman of the Board and Chief Executive Officer.

MARTHA O. LINDEMAN
Senior Vice President, Corporate Communications
  and Investor Relations
Age 56

Ms. Lindeman was appointed to her present position in 1998. From 1992 to 1998, she served as Vice President, Corporate Communications and Investor Relations. From 1986 to 1992, she served as Manager of Communications at the Tribune Company, a leading information and entertainment company.

ROBERT MEYERS
Executive Vice President and President, Media
Age 51

Mr. Meyers was appointed to his present position in September 2006 and is responsible for managing Playboy’s Entertainment and Publishing Groups. He has spent his entire career in the media industry, serving in 2006 as Executive Vice President of Digital Media, Data and Video at Westwood One. Mr. Meyers previously spent nine years, from 1996 to 2000, at NBC Universal, where he held a number of positions with CNBC and NBC Interactive, including Chief Operating Officer of CNBC.com, Senior Vice President of Primetime Programming at CNBC and, most recently, General Manager of CNBC Enterprises. Prior to that, he spent eight years with Viacom, Inc., primarily in planning and development roles for the company’s television and cable businesses. He serves as a director of DoubleClick, Inc.

HOWARD SHAPIRO
Executive Vice President, Law and Administration,
  General Counsel and Secretary
Age 59

Mr. Shapiro was appointed to his present position in 1996. From 1989 to 1996, he served as Executive Vice President, Law and Administration, and General Counsel. From 1985 to 1989, Mr. Shapiro served as Senior Vice President, Law and Administration, and General Counsel. From 1984 to 1985, he served as Senior Vice President and General Counsel. From 1983 to 1984, he served as Vice President and General Counsel. From 1981 to 1983, he served as Corporate Counsel. From 1978 to 1981, he served as Division Counsel. From 1973 to 1978, he served as Staff Counsel.

ALEX VAICKUS
Executive Vice President and President,
  Global Licensing
Age 47

Mr. Vaickus was appointed to his present position in November 2002. From August 2000 to November 2002, Mr. Vaickus served as Senior Vice President and President of the Licensing Group. Mr. Vaickus previously served as Playboy’s Senior Vice President of Strategy, Planning and Operations and was responsible for managing the strategic planning process and all corporate level business development activities, including the evaluation of acquisitions and new business opportunities. Prior to joining Playboy in 1998, Mr. Vaickus was Vice President of Business Development with ConAgra Refrigerated Prepared Foods, a division of ConAgra Foods, Inc. and Vice President of Business Planning and Finance for Sara Lee/DE, a division of Sara Lee Corporation. He spent 12 years at Sara Lee, where he held various positions, including Executive Director of U.S. Foods and Director of Business Planning.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This compensation discussion and analysis describes the material elements of compensation of our Chief Executive Officer and our Chief Financial Officer as well as of the other executive officers required to be included in the Summary Compensation Table on page 16 (collectively referred to as our “named executive officers”). It also provides information on our compensation philosophy and describes how our compensation policies and programs are designed to achieve our compensation objectives.

Compensation Philosophy and Objectives

The overall goal of our compensation program is to attract and retain the talented executives and employees needed to achieve our business objectives at an appropriate cost to our stockholders, as well as to ensure an appropriate relationship exists between pay, our financial performance and the creation of long-term stockholder value.

The principal components of our compensation program consist of base salary, bonus plan, equity incentive compensation and other benefits. We combine the compensation elements for each executive in a manner we believe optimizes the executive’s contribution to the company.

Setting Executive Compensation

Our executive compensation program is designed to help us achieve our business objectives by:

•	setting levels of compensation designed to attract and retain superior executives in a marketplace that is both highly competitive and well-known for its individually tailored compensation packages;

•	providing incentive compensation that is tied to both Playboy’s financial performance and the individual executive’s contribution to that performance; and

•	linking compensation to elements that affect share performance.

To help the compensation committee meet these objectives, it periodically evaluates the competitiveness of our executive compensation program using information drawn from a variety of sources, such as published survey data, information supplied by consultants and its own experience in recruiting and retaining executives.

Description of Each Element of Compensation

Base Salary

We set the base salaries and salary ranges for executives based primarily on competitive market data and the executive’s level of responsibility. Our compensation committee reviews salary ranges once a year, and adjusts them as necessary, considering a number of factors, including our financial performance. The compensation committee also reviews executives’ individual salaries once a year, and bases any adjustments upon an evaluation of relevant factors, such as each executive’s performance, experience in the position, potential with the company and level of responsibility, while also considering his or her total compensation package and external market data. Our compensation committee also compares each element of total compensation against a peer group of publicly-traded entertainment companies (collectively referred to as the “compensation peer group”). The compensation peer group, which is periodically reviewed and updated by our compensation committee, consists of companies against which our compensation committee believes we compete for talent. The companies comprising the Compensation Peer Group are:

•	Belo Corp.

•	Clear Channel Communications, Inc.

•	Dow Jones & Company, Inc.

•	Emmis Communications Corporation

•	Gannett Co., Inc.

•	Gray Television, Inc.

•	Hearst-Argyle Television, Inc.

•	John Wiley & Sons

•	Journal Communications, Inc.

•	Liberty Media Corporation

•	Media General, Inc.

•	Meredith Corporation

•	News Corporation

•	ION Media Networks, Inc.

•	PRIMEDIA Inc.

•	Sinclair Broadcast Group, Inc.

•	The E.W. Scripps Company

•	The New York Times Company

•	The Reader’s Digest Association, Inc.

•	The Washington Post Company

•	Time Warner Inc.

•	Tribune Company

•	Univision Communications

•	The Walt Disney Company

For comparison purposes, our annual revenues are below the median revenues of the compensation peer group. Because of the large variance in size among the companies comprising the compensation peer group, regression analysis is used to adjust the compensation data for differences in company revenues. This adjusted value is used as the basis of comparison of compensation between Playboy and the companies in the compensation peer group

As a general approach, we attempt to place executives’ salaries slightly above the median of the data reported in relevant compensation surveys and other information considered. We use outside executive compensation consultants to periodically review the salaries and salary ranges. For 2006, we continued our practice of restraining base salaries and salary grade ranges consistent with our current philosophy of focusing less on fixed compensation and more on variable performance-based compensation in the form of short-term and long-term incentives.

The base salary earned by each of our named executive officers in 2006 is set forth in the Summary Compensation Table on page 16.

Bonus Plan

Our executives are eligible for bonuses under our Management Incentive Compensation Plan, or MIP. The MIP provides guidelines for the calculation of annual bonuses, subject to compensation committee oversight and modification. At the beginning of each year, the compensation committee considers whether an MIP should be established for the current year and, if so, selects the group of employees eligible to participate in the MIP for that year. Target award opportunities are established as a percentage of base salary. The total bonus amount each executive earns is calculated based on pre-established objective financial goals and, in some cases, a portion of the bonus is based on the achievement of non-financial goals, such as the consummation of an acquisition transaction or the successful completion of specified projects. For 2006, the total amount of bonus earned by each of our named executive officers other than Ms. Havard was based on the achievement of the objective financial goals. For 2006, 80 percent of Ms. Havard’s annual bonus was based on achievement of the objective financial goals and 20 percent was based on achievement of non-financial goals. For 2006, the pre-established objective financial goals related to net income and/or net income and group segment profitability.

At the beginning of each year, the compensation committee establishes the minimum and maximum levels of achievement for the pre-established objective financial goals. A range of bonus amounts is paid based on the level of achievement, with no bonus being paid if the minimum threshold level of performance is not achieved. In 2006, participants in the MIP, including named executive officers, were eligible to receive the following bonus opportunities, which are expressed as a percent of base earnings for participants. These formulas were recommended by management and approved by the compensation committee based upon competitive market data for bonuses for comparable positions with comparable scope and responsibilities.

Bonus Guidelines as Percent of Base Salary

	Below
	Target	Target	Maximum

Christie Hefner	0%	50%	100%
Linda G. Havard	0%	40%	80%
Hugh M. Hefner	0%	25%	50%
Robert Meyers	0%	50%	100%
Alex Vaickus	0%	50%	100%
James F. Griffiths	0%	50%	100%

The compensation committee approved bonuses for the named executive officers for 2006 based on our achievement of the objective financial goals and, in the case of Ms. Havard, her achievement of non-financial goals within the bonus guidelines established as described above. The bonus awarded to each named executive officer for 2006 is set forth in the Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation” on page 16.

Equity Incentives

We provide equity incentive awards through our 1995 Stock Incentive Plan, which the compensation committee administers for us. Subject to the terms of that plan, the compensation committee determines the “key employees” to whom options and other awards may be granted, the number of shares of our Class B common stock covered by each option or other stock award, the time or times at which the options may be exercised, the vesting of options and other awards and other administrative functions. Since the inception of the 1995 Stock Incentive Plan, the compensation committee has granted incentive stock options, non-qualified stock options, restricted stock awards and performance awards. These grants are designed to further our growth, development and financial success by providing key employees with strong additional incentives to maximize long-term stockholder value. We believe that this objective can be best achieved through assisting key employees to become owners of our stock, which aligns their interests with our interests. As stockholders, key employees benefit directly from our growth, development and financial success. Stock option grants and restricted stock awards also enable us to attract and retain the services of those executives whom we consider essential to our long-range success by providing these executives with a competitive compensation package and an opportunity to become owners of our stock. We generally do not consider an executive’s stock holdings or previous equity awards in determining the amount of equity awards to be granted.

Award levels are determined based on a number of factors including level of responsibilities and market data and are typically granted at the compensation committee’s first regularly scheduled meeting of the year. We do not time equity awards grants in coordination with the release of information.

Stock option grants are typically subject to a three-year vesting schedule with one-third vesting upon each one-year anniversary of the grant, subject to continued employment. Pursuant to our equity plans, prior to August 2006, options were granted with an exercise price equal to the closing price of the prior business day for each grant date. Effective August 2006, the closing price of the Class B common stock on the date of grant is used as the exercise price for option awards.

Other than Mr. Hefner, each of the named executives received grants of stock option awards in 2006, which are reflected in the in the Summary Compensation Table on page 16 and the Grants of Plan Based Awards Table on page 17.

We also provide our executive officers and all other full-time and part-time employees with the ability to purchase shares of our common stock through payroll deductions at a price per share which is equal to 85% of the closing price on the date of purchase in accordance with the terms of our Employee Stock Purchase Plan.

Other Benefits

All eligible employees, including named executive officers, participate in our benefit programs. We provide health and welfare benefits, including medical and dental coverage, short-term and long-term disability insurance benefits and life insurance benefits based on one times base pay.

Employees, including named executive officers, are eligible to participate in our Employees Investment Savings Plan. Our Employees Investment Savings Plan is a defined contribution plan consisting of two components: a profit sharing plan and a 401(k) plan. The profit sharing plan covers all employees who have completed 12 months of service of at least 1,000 hours. Our discretionary contribution to the profit sharing plan is distributed to each eligible employee’s account in an amount equal to the ratio of each eligible employee’s compensation, subject to Internal Revenue Service limitations, to the total compensation paid to all such employees. Eligible employees may participate in our 401(k) plan upon their date of hire. We make matching contributions to our 401(k) plan based on each participating employee’s contributions and eligible compensation.

In addition to the qualified retirement plan, we have two non-qualified deferred compensation plans, which permit certain employees, including named executive officers, and all non-employee directors to annually elect to defer a portion of their compensation. A match is provided to employees who participate in the deferred compensation plan, at a certain specified minimum level, and whose annual eligible earnings exceed the salary limitation contained in the 401(k) plan. For more information on our deferred compensation plans, see the discussion under the headings “Non-Qualified Deferred Compensation Plans” on page 20 and “Director Compensation” on page 23.

We currently maintain a practice of paying a separation allowance under our salary continuation policy to employees with at least five years of continuous service who voluntarily terminate employment with us and are at age 60 or thereafter, which is not funded.

Role of the Compensation Committee and Executive Officers in Compensation Decisions

Our compensation committee has primary responsibility for overseeing the design, development and implementation of the compensation program for the named executive officers. Our compensation committee evaluates the performance of the Chief Executive Officer and approves and recommends to the Board for approval the compensation of our Chief Executive Officer in light of the goals and objectives of the compensation program. The Chief Executive Officer and the compensation committee together assess the performance of the other named executives and determine their compensation.

Our Chief Executive Officer and Human Resources department assist our compensation committee in reaching compensation decisions with respect to the named executive officers other than the Chief Executive Officer. The other named executive officers do not play a role in their own compensation determination, other than discussing individual performance objectives with the Chief Executive Officer and the compensation committee.

Role of Compensation Consultants

Neither the Company nor the compensation committee has any contractual arrangement with any compensation consultant who has a role in determining or recommending the amount or form of senior executive or director compensation. Periodically, we, through our Human Resources department, and the compensation committee have engaged compensation consultants to review our executive salaries and salary ranges and the design of programs that affect senior executive officer compensation. Our named executive officers have not participated in the selection of any particular compensation consultant. These consultants provide market intelligence on compensation trends along with general views on specific compensation programs designed by our Human Resources personnel and management, with the oversight of the compensation committee. In the future, either we or the compensation committee may engage or seek the advice of other compensation consultants.

Stock Ownership Guidelines

We have a stock retention policy for certain members of our executive management, the purpose of which is to promote the accumulation of our stock among executive management in order to ensure and demonstrate to our stockholders that the interests of our top managers are aligned with those of our other stockholders. As of December 31, 2006, each of our named executive officers (other than James Griffiths who left the Company in September 2006) were subject to the requirements of the stock retention policy. The stock retention thresholds are set at approximately two times average base salary for each officer subject to the plan, except for Ms. Hefner, whose threshold is set at approximately five times her average base salary. We review officers’ status with these requirements annually. If an officer has not achieved the stock ownership requirement at the end of the year, a portion of that officer’s compensation under the MIP may be paid in the form of shares of Class B common stock.

Our named executive officers’ stock ownership is shown under the heading “Playboy Stock Ownership” on page 25.

Employment and Severance Agreements

Our philosophy is to enter into employment agreements only if warranted based on the particular facts and circumstances. Except as described below, our named executive officers do not have employment agreements. This is consistent with our performance-based employment and compensation philosophy. We currently have a severance agreement with Linda Havard, our Executive Vice President, Finance and Operations and Chief Financial Officer and employment and severance agreements with Robert Meyers, our Executive Vice President and President, Media. A description of these agreements with Ms. Havard and Mr. Meyers is set forth below in the section entitled “Employment and Severance Agreements” beginning on page 21.

Change in Control Agreements

To help us retain our most senior executive officers, our Board of Directors has approved our entering into agreements with certain officers that provide for the payment of specified benefits if their employment terminates after a “change in control” of Playboy. Each of our named executive officers (other than Mr. Hefner and Mr. Griffiths, who left the Company in September 2006) is currently party to such an agreement. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Potential Payments Upon Termination or Change in Control” on page 20.

Tax and Accounting Implications

Deductibility of Compensation

The federal corporate income tax laws limit Playboy’s ability to deduct compensation in excess of $1 million paid annually to certain of Playboy’s most highly compensated executive officers. There are exemptions from this limit, including compensation that is based on the attainment of performance goals established by the compensation committee and approved by the stockholders. The committee’s policy is to seek to qualify all executive compensation for deductibility to the extent that this policy is consistent with Playboy’s overall objectives in attracting, motivating and retaining its executives. However, Playboy may make non-conforming grants or awards from time to time.

Accounting for Stock-Based Compensation

On January 1, 2006, we adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, or FAS 123(R), which is a revision of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, under the modified prospective method. We estimate the value of stock options on the date of grant using the Lattice Binomial model. We measure stock-based compensation cost at the grant date based on the value of the award and recognize the expense over the vesting period.

COMPENSATION COMMITTEE REPORT

The compensation committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with our management. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for 2006.

Submitted by the compensation committee:

Sol Rosenthal, Chairman
Donald G. Drapkin
Russell I. Pillar

Equity Compensation Plan Information

The following table sets forth information regarding outstanding options and shares reserved for future issuance as of December 31, 2006.

Class B Common Stock
Number of Securities Remaining
	Number of Securities to		Available for Future Issuance
	be Issued Upon	Weighted Average	Under Equity Compensation
	Exercise of Outstanding	Exercise Price of	Plans (Excluding Securities
Plan Category(1)	Options	Outstanding Options	Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by stockholders	3,682,416	$15.65	688,954

(1)	Playboy has no equity compensation plans that have not been approved by stockholders.

Summary Compensation Table

The following table provides information regarding the compensation earned during the year ended December 31, 2006 by our named executive officers. In 2006, “Salary” accounted for approximately 58% of the total compensation of our named executive officers and non-equity incentive compensation accounted for approximately 4% of total compensation.

										Change in
										Pension
										Value and
								Non-Equity		Non-qualified
					Stock			Incentive		Deferred
					Awards		Option	Plan		Compensation	All Other
Name and Principal Position	Year	Salary	Bonus		(1)(2)		Awards(1)	Compensation		Earnings(3)	Compensation(4)	Total

Christie Hefner	2006	$700,000	$—		$—		$654,803	$—		$—	$26,334	$1,381,137
Chief Executive Officer
Linda G. Havard	2006	515,000	—		—		163,179	71,688	(5)	—	8,933	758,800
Executive Vice
President, Finance and
Operations and Chief
Financial Officer
Hugh M. Hefner	2006	1,000,000	—		—		—	—		—	8,933	1,008,933
Editor-in-Chief and
Chief Creative Officer
Robert Meyers	2006	201,923	50,000	(7)	283,500	(8)	50,920	—		—	49,367	635,710
Executive Vice President and
President, Media(6)
Alex Vaickus	2006	550,000	—		—		161,299	169,852	(9)	—	8,933	890,084
Executive Vice President and
President, Global Licensing
James F. Griffiths(10)	2006	480,288	—		—		(323,948)	—		—	794,423	1,274,711	(11)

(1)	The amounts reflected in the Stock Awards and Option Awards columns reflect the amount recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with FAS 123(R) for awards granted pursuant to our 1995 Stock Incentive Plan and thus include amounts for awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in the Stock-Based Compensation accompanying note to our audited financial statements for the year ended December 31, 2006 (Note O) included in our Annual Report on Form 10-K filed with the SEC, disregarding forfeiture estimates.

(2)	No expense has been recorded as of December 31, 2006 for restricted stock units granted in 2005 and 2006 that are performance based as achievement of performance criteria was not considered probable as of December 31, 2006.

(3)	There were no above market earnings on deferred compensation balances in 2006.

(4)	The amount reported for Ms. Hefner represents 401(k) matching and profit sharing contributions to her 401(k) of $8,933 and paid protection services of $17,401; the amount reported for Mr. Meyers represents a payment made to Mr. Meyers to reimburse a signing bonus to his previous employer in the amount of $41,667 and 401(k) matching contributions of $7,700; the amount reported for Mr. Griffiths represents the total payments related to the termination of his employment; the amounts reported for all other named executive officers represent 401(k) matching contributions and profit sharing contributions to their 401(k) plans.

(5)	Incentive plan compensation includes $10,618 awarded in equivalent value in our Class B common stock.

(6)	We hired Mr. Meyers effective September 18, 2006.

(7)	Mr. Meyers received a signing bonus of $50,000 upon his employment with us.

(8)	Mr. Meyers received a grant of 30,000 shares of Class B common stock that vested immediately upon hire. Based on a grant date share price of $9.45, this grant was valued at $283,500.

(9)	Incentive plan compensation includes $24,835 awarded in equivalent value in our Class B common stock.

(10)	Mr. Griffiths is the former Senior Executive Vice President and President, Entertainment Group. Mr. Griffiths left the Company in September 2006. All of his unvested options and restricted stock units were cancelled as of his termination date.

(11)	The total compensation reported for Mr. Griffiths does not include a reduction for the effect of expense reversed due to cancellation of his outstanding stock-based awards upon termination.

Grants of Plan Based Awards

The following table shows the awards made to our named executive officers in 2006 under our 1995 Stock Incentive Plan and our MIP. For additional information on our equity and bonus programs, see the section of this proxy statement entitled “Compensation Discussion and Analysis.”

										All Other	All Other	Aggregate
										Stock	Option	Grant Date	Exercise
		Estimated Future Payouts Under					Estimated Future Payouts			Awards:	Awards:	Fair Value	or Base
		Non-Equity Incentive Plan					Under Equity Incentive Plan			Number of	Number of	of Stock or	Price of
		Awards(1)(2)					Awards(3)			Shares of	Securities	Option	Option
	Grant	Threshold	Target		Maximum		Threshold	Target	Maximum	Stock or	Underlying	Awards	Awards
Name	Date	($)	($)		($)		(#)	(#)	(#)	Units (#)	Options (#)	($)(4)	($)

Christie Hefner	N/A		$350,000		$700,000
	2/9/2006										90,000	$586,800	$14.50
	2/9/2006							24,000	30,000			435,000	14.50
Linda G. Havard	N/A		206,000		412,000
	2/9/2006										21,000	136,920	14.50
	2/9/2006							8,000	10,000			145,000	14.50
Hugh M. Hefner	N/A		250,000		500,000
Robert Meyers	N/A		100,000	(5)	200,000	(5)
	9/18/2006										50,000	209,500	9.33
	9/18/2006										75,000	314,250	9.33
	9/18/2006							16,000	20,000			186,600	9.33
	9/18/2006							20,000	25,000			233,250	9.33
	9/22/2006									30,000		283,500	9.45
Alex Vaickus	N/A		275,000		550,000
	2/9/2006										30,000	195,600	14.50
	2/9/2006							8,000	10,000			145,000	14.50
James F. Griffiths(6)	N/A		337,500		675,000
	2/9/2006										45,000	293,400	14.50
	2/9/2006							12,000	15,000			217,500	14.50

(1)	We do not define a specific threshold incentive plan award, only a target and maximum.

(2)	Ms. Havard and Mr. Vaickus received a portion of their compensation under the MIP in our Class B common stock, as reported in the Summary Compensation Table.

(3)	Equity incentive awards are paid out in restricted stock units. We do not define a specific threshold award of restricted stock units, only a target and a maximum. Restricted stock units vest based on the performance of a three-year cumulative measure of operating income. The maximum grant opportunity is awarded at the end of the three-year period if 100% of the target is achieved. If 80% to 100% of the performance target is reached, a pro-rated portion of the granted opportunity is awarded to the named executive officer. If less than 80% of the performance target is reached, no restricted stock units vest and the grant opportunity is cancelled.

(4)	Aggregate grant date fair value for option grants to Mr. Meyers is based on a Lattice Binomial value of $4.19 per option; aggregate grant date fair values for option grants to all other named executive officers are based on a Lattice Binomial value of $6.52 per option; aggregate grant date fair values reported for restricted stock unit grants are based on the maximum payout value and the base price on the grant date reported in the “Exercise or Base Price of Option Awards” column. The fair value of stock options on the grant date is estimated using a Lattice Binomial option pricing model, which requires assumptions such as dividend yield, expected volatility, risk-free rate, expected life and forfeiture rate. These assumptions are included in the Stock-Based Compensation accompanying note to our audited financial statements for the year ended December 31, 2006 (Note O) included in our Annual Report on Form 10-K filed with the SEC.

(5)	These amounts are pro-rated from September 18, 2006, when we hired Mr. Meyers.

(6)	Mr. Griffiths left the Company in September 2006; all of his unvested options, restricted stock units, and his eligibility under the MIP were cancelled as of that date.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the number of outstanding plan awards for each named executive officer as of December 31, 2006.

		Option Awards					Stock Awards(1)(2)
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
				Equity					Plan	Market or
				Incentive					Awards:	Payout
				Plan					Number of	Value of
				Awards:					Unearned	Unearned
		Number of	Number of	Number of			Number of	Market	Shares,	Shares,
		Securities	Securities	Securities			Shares or	Value of	Units or	Units, or
		Underlying	Underlying	Underlying			Units of	Shares or	Other	Other
		Unexercised	Unexercised	Unexercised	Option	Option	Stock That	Units	Rights	Rights
		Options	Options	Unearned	Exercise	Expiration	Have Not	That Have	That Have	That Have
Name	Grant Date	(Exercisable)	(Unexercisable)	Options	Price	Date	Vested	Not Vested	Not Vested	Not Vested(3)

Christie Hefner	1/19/1999	308,000	—	—	$21.00	1/19/2009	—	—	—	$—
	1/19/1999	170,000	—	—	26.25	1/19/2009	—	—	—	—
	1/19/1999	172,000	—	—	31.50	1/19/2009	—	—	—	—
	2/12/2002	150,000	—	—	15.70	2/12/2012	—	—	—	—
	1/8/2003	150,000	—	—	10.00	1/8/2013	—	—	—	—
	2/4/2004	60,000	30,000	—	14.48	2/4/2014	—	—	—	—
	1/21/2005	30,000	60,000	—	11.86	1/21/2015	—	—	—	—
	2/9/2006	—	90,000	—	14.50	2/9/2016	—	—	—	—
	1/21/2005	—	—	—	—	—	—	—	30,000	343,800
	2/9/2006	—	—	—	—	—	—	—	30,000	343,800

	Total	1,040,000	180,000	—			—	—	60,000	687,600

Linda G. Havard	5/16/1997	75,000	—	—	13.63	5/16/2007	—	—	—	—
	1/19/1999	15,000	—	—	21.00	1/19/2009	—	—	—	—
	1/4/2000	20,000	—	—	24.13	1/4/2010	—	—	—	—
	6/19/2000	10,000	—	—	12.13	6/19/2010	—	—	—	—
	1/26/2001	20,000	—	—	11.38	1/26/2011	—	—	—	—
	1/22/2002	30,000	—	—	15.85	1/22/2012	—	—	—	—
	1/8/2003	50,000	—	—	10.00	1/8/2013	—	—	—	—
	2/4/2004	16,000	8,000	—	14.48	2/4/2014	—	—	—	—
	1/21/2005	7,000	14,000	—	11.86	1/21/2015	—	—	—	—
	2/9/2006	—	21,000	—	14.50	2/9/2016	—	—	—	—
	1/21/2005	—	—	—	—	—	—	—	10,000	114,600
	2/9/2006	—	—	—	—	—	—	—	10,000	114,600

	Total	243,000	43,000	—			—	—	20,000	229,200

Hugh M. Hefner	Total	—	—	—	—	—	—	—	—	—

Robert Meyers	9/18/2006	—	50,000	—	9.33	9/18/2016	—	—	—	—
	9/18/2006	—	75,000	—	9.33	9/18/2016	—	—
	9/18/2006	—	—				—	—	20,000	229,200
	9/18/2006	—	—				—	—	25,000	286,500

	Total	—	125,000	—			—	—	45,000	515,700

Alex Vaickus	9/9/1998	7,500	—	—	12.38	9/9/2008	—	—	—	—
	1/19/1999	4,000	—	—	21.00	1/19/2009	—	—	—
	1/4/2000	7,500	—	—	24.13	1/4/2010	—	—	—	—
	5/30/2000	500	—	—	12.94	5/30/2010	—	—	—	—
	1/26/2001	10,000	—	—	11.38	1/26/2011	—	—	—	—
	1/22/2002	15,000	—	—	15.85	1/22/2012	—	—	—	—
	1/8/2003	50,000	—	—	10.00	1/8/2013	—	—	—	—
	2/4/2004	12,000	6,000	—	14.48	2/4/2014	—	—	—	—
	1/21/2005	7,000	14,000	—	11.86	1/21/2015	—	—	—	—
	2/9/2006	—	30,000	—	14.50	2/9/2016	—	—	—	—
	1/21/2005	—	—	—	—	—	—	—	10,000	114,600
	2/9/2006	—	—	—	—	—	—	—	10,000	114,600

	Total	113,500	50,000	—			—	—	20,000	229,200

James F. Griffiths(4)	Total	—	—	—	—	—	—	—	—	—

(1)	Performance-based restricted stock units granted in 2004 were cancelled because performance criteria were not met.

(2)	All stock awards are paid in restricted stock units. Restricted stock units vest based on the performance of a three-year cumulative measure of operating income.

(3)	The values shown are based on the number of restricted stock units outstanding multiplied by the $11.46 closing price of our Class B common stock on December 31, 2006.

(4)	All outstanding option and stock awards previously granted to Mr. Griffiths had been cancelled as of December 31, 2006.

OPTION EXERCISES AND STOCK VESTED

No options were exercised by named executive officers in 2006, and no restricted stock units held by named executive officers vested in 2006.

NON-QUALIFIED DEFERRED COMPENSATION PLAN

Pursuant to our Amended and Restated Deferred Compensation Plan, or DCP, certain employees, including our named executive officers, are eligible to defer a portion of their salary, sales commissions and awards granted under the MIP. Participants in the DCP may elect to defer between 6% and 25% of their salary and between 10% and 100% of their sales commissions and awards granted under the MIP.

We provide a match to employees who participate in the DCP, at a certain specified minimum level, and whose annual eligible earnings exceed the salary limitation contained in our 401(k) plan. Deferrals may be invested in one or more investments offered by the DCP from time to time at the choice of the participant. We do not provide any guaranteed rate of return. Participants can change investments subject to the procedures provided by DCP and the compensation committee. All deferred amounts that consist of salary, sales commissions, and awards granted under the MIP, as well as investment gains or losses on those amounts, are 100% vested immediately. Amounts that consist of Company matches and the investment gains and losses on those amounts are subject to a five year vesting schedule with one-fifth vesting upon the completion of each year of service.

	Executive	Registrant	Aggregate
	Contributions	Contributions	Earnings in	Aggregate	Aggregate
	in Last Fiscal	in Last Fiscal	Last Fiscal	Withdrawals/	Balance at
Name	Year	Year	Year	Distributions	12/31/06

Christie Hefner	$70,000	$21,305	$212,614	$—	$1,884,543
Linda G. Havard	—	—	49,906	—	519,446
Hugh M. Hefner	—	—	—	—	—
Robert Meyers	13,462	—	145	—	13,607
Alex Vaickus	—	—	—	—	—
James F. Griffiths	—	—	—	—	—

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Change In Control Agreements

To help us retain our most senior executive officers, the Board of Directors has approved Playboy entering into agreements with certain officers that provide for the payment of specified benefits if their employment terminates under certain circumstances after a “change in control” of Playboy. Each of our named executive officers (other than Mr. Hefner and Mr. Griffiths, who left the Company in September 2006) currently are parties to such agreements. Each agreement provides that:

•	payments become due and benefits are provided if, within 18 months after a change in control, the officer is involuntarily terminated for reasons other than death, disability or “cause,” or voluntarily terminates his or her employment for a limited number of permitted reasons described in the agreement;

•	lump-sum cash payments will be made within ten days following termination in the following amounts:

(i)	three times the sum of (A) the officer’s annual base salary in effect immediately prior to the occurrence of the change in control and (B) the greater of (x) the average bonus earned by the officer for the three fiscal years prior to the year in which the change in control occurs and (y) the targeted bonus for the officer’s position as set forth under our MIP for the applicable year (with the greater of (x) and (y) referred to as the “highest bonus”); and

(ii)	the sum of (A) any unpaid incentive compensation which has been allocated or awarded to the officer for a completed fiscal year or other measuring period preceding the termination and is contingent only upon the continued employment of the officer to a subsequent date and (B) a pro-rata portion of the highest bonus for the year in which termination of employment occurs;

•	if an agreement becomes operative, the amount of the lump-sum cash payments, as well as any other payments owed to officers by us or our affiliates, would be grossed-up, if necessary, to compensate the executive for the imposition of any “golden parachute” excise tax imposed thereon;

•	any restricted stock held by the officer will become fully vested and free from restrictions;

•	the officer will be allowed to continue his or her participation in then existing welfare benefit plans, such as medical insurance, for up to three years from the effective date of termination; and

•	the agreement will have an initial five-year term, automatically extended on each anniversary of its execution unless Playboy or the officer gives notice that it or the officer does not wish to extend the agreement.

These change-in-control agreements provide that a “change in control” takes place whenever any of the following events occur:

•	we liquidate or dissolve;

•	we sell, exchange or otherwise dispose of Playboy magazine;

•	any occurrence by which Mr. Hefner, Ms. Hefner, the Hugh M. Hefner 1991 Trust or any trust established by Mr. Hefner for estate planning purposes cease, collectively, to hold, directly or indirectly, at least 50 percent of the stock entitled to vote generally in the election of our directors;

•	we merge, consolidate or reorganize, or sell all or substantially all of our assets, unless we initiate the transaction and, as a result of the transaction, persons who held not less than a majority of the combined voting power of our outstanding voting stock immediately prior to the transaction hold not less than a majority of the combined voting power of the securities of the surviving or transferee corporation;

•	an equity or other investment in Playboy, the result of which is that Ms. Hefner ceases to serve as our Chief Executive Officer, or relinquishes upon request or is divested of any of the following responsibilities:

(i)	functioning as the person primarily responsible for establishing policy and direction for Playboy; or

(ii)	being the person to whom the executive reports; or

•	the adoption by the Board of Directors of a resolution that a change in control has occurred.

Under the agreements, “cause” is defined as conviction of a crime involving dishonesty, fraud or breach of trust, or willful engagement in conduct materially injurious to Playboy.

Employment and Severance Agreements

Linda G. Havard.  In May 2002, we agreed to severance arrangements with Ms. Havard. In the event that Ms. Havard is terminated at any time not “for cause,” Ms. Havard will be entitled to receive 12 months severance pay based on her salary at that time. In the event of such termination, Ms. Havard will have no duty to mitigate damages and will be free to accept other employment at her discretion.

Robert Meyers.  Effective September 18, 2006, we entered into an employment agreement with Mr. Meyers, hiring him as our Executive Vice President, reporting to our Chief Executive Officer. Mr. Meyers’ employment agreement will terminate on September 18, 2009, unless sooner terminated by us or Mr. Meyers. The employment agreement entitles Mr. Meyers to an annual base salary of $700,000. Under the employment agreement, Mr. Meyers is eligible to participate in Board-approved incentive plans at a maximum level of 100 percent of his base salary and, in each year from 2006 to 2009, will be granted 50,000 non-qualified stock options and 20,000 restricted stock units, subject to the 1995 Stock Incentive Plan and as determined by the compensation committee, which will be consistent with the terms and conditions of grants and awards made to our other executive officers. On September 18, 2006, Mr. Meyers received a one-time grant of 75,000 non-qualified stock options, 30,000 shares of our Class B common stock and 25,000 restricted stock units. Mr. Meyers also received a one-time signing bonus of $50,000, and we agreed to reimburse Mr. Meyers (up to $50,000) for payments that he makes to refund the signing bonus he received from his previous employer, Westwood One.

If we terminate Mr. Meyers’ employment agreement for “cause” (as such term is defined in the employment agreement), he will not be entitled to any compensation or other amount from us under his employment agreement from the effective date of the termination. If we terminate Mr. Meyers’ employment agreement without “cause” or if Mr. Meyers terminates his employment agreement because (i) he is asked to report to anyone other than our Chief Executive Officer, (ii) we materially breach the employment agreement and fail to cure such breach after 30 days’ written notice, (iii) his duties are materially diminished, (iv) there is a change in control (as such term is defined in the employment agreement), (v) we sell or transfer all or substantially all of our media assets in a single transaction or series of transactions (unless and for so long as we own a controlling interest in the buyer or transferee) or (vi) we permanently close our New York office, he will be entitled to receive a severance payment in the sum of 12 months of his then base salary and a pro-rata payout under the MIP for him in the year of such termination. If Mr. Meyers’ employment agreement is terminated on account of his disability or death, he will be entitled to receive a payment in the sum of six months of his then base salary and a pro-rata payout under the MIP for him in the year of such termination.

1995 Stock Incentive Plan

Our 1995 Stock Incentive Plan contains a change of control provision. In the event of a change of control of Playboy, options that are unvested on the effective date of the change of control will become immediately exercisable. For purposes of the 1995 Stock Incentive Plan, “change of control” has generally the same meaning described above with respect to the change in control agreements.

Other Practices

We currently maintain a practice of paying a separation allowance under our salary continuation policy (which is not funded) to employees with at least five years of continuous service who voluntarily terminate employment with us and are at age 60 or thereafter.

The following table shows potential payouts upon various termination scenarios for our named executive officers, assuming termination as of December 31, 2006.

		Voluntary
		Termination					Termination
		for Good			Termination		Following a
	Termination for	Reason by			w/o Cause by	Voluntary	Change of
Name	Cause(1)	Executive(2)	Death	Disability	Playboy	Termination(3)	Control

Christie Hefner	$1,911,466	N/A	$2,588,035	$3,463,035	$2,786,466	$1,911,466	$9,269,372
Linda G. Havard	537,273	N/A	739,876	1,254,876	1,052,273	537,273	4,279,991
Hugh M. Hefner	—	N/A	—	—	—	2,000,000	—
Robert Meyers	13,607	$779,426	573,497	573,497	779,426	13,607	4,730,696
Alex Vaickus	19,038	N/A	198,721	304,491	124,808	19,038	5,160,114

(1)	Payments made to the named executive officers upon a termination for cause reflect amounts related to their vested balance in the DCP and accrued and unpaid vacation time as of the termination date.

(2)	Only the employment agreement for Mr. Meyers includes a clause covering voluntary termination for good reason (absent a change in control).

(3)	With the exception of Mr. Hefner, payments made to the named executive officers for voluntary termination reflect amounts related to their vested balance in the DCP and accrued and unpaid vacation time. The amount reported for Mr. Hefner reflects a separation bonus allowance that would be paid under our general termination policy for employees over 60 years of age with at least five years of service.

Termination Payments Made in 2006

In 2006, we made payments totaling $794,423 to Mr. Griffiths in connection with his termination, as reported in the Summary Compensation Table. These payments included $119,423 for accrued and unpaid vacation time and $675,000 in salary continuation payments paid pursuant to his employment agreement.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to us as well as the skill-level required by the company of members of our Board. Similar to executive officers, directors are subject to a minimum share ownership requirement. Each director is expected to acquire, within two years of becoming a director, not less than 15,000 shares of our common stock and to maintain that level of investment throughout his or her term. We review directors’ status with these requirements annually. As of December 31, 2006, all of our directors have achieved the stock ownership requirements, except for Mr. Hirschhorn, who joined our Board in August of 2006.

Directors who are Playboy employees receive no compensation for their services as directors. During 2006, non-employee directors earned an annual retainer of $36,000. The annual retainer is payable in quarterly installments and at least half is payable in shares of Class B common stock. The Chairman of our compensation committee earns an additional fee of $5,000 per year and the Chairman of our audit committee earns an additional fee of $10,000 per year. Each member of our audit committee other than the Chairman of the audit committee earns an additional fee of $5,000 per year. At least half of these additional fees to the Chairman of our compensation committee and the Chairman and members of our audit committee are paid in shares of our Class B common stock. In addition, each non-employee director earned a fee of $1,000, payable in shares of Class B common stock, for each Board meeting in which he participated, except that no fee was paid in connection with telephonic only Board meetings. All of the compensation that is paid in the form of shares of Class B common stock is paid under our 1997 Equity Plan.

The 1997 Equity Plan also permits us to issue to non-employee directors (i) options to purchase shares of Class B common stock, (ii) restricted stock and (iii) awards of Class B common stock. Options granted under the 1997 Equity Plan are generally exercisable in four equal annual installments, beginning on the first anniversary of the date that the option was initially granted, unless accelerated according to the terms of the 1997 Equity Plan. Options granted under the 1997 Equity Plan generally expire ten years after the date of grant, although they may expire earlier. The 1997 Equity Plan is the successor to our 1991 Non-Qualified Plan for Non-Employee Directors, or the 1991 Plan. All future equity grants to non-employee directors will be made from the 1997 Equity Plan. As of December 31, 2006, Messrs. Drapkin, Hirschhorn and Kern each had 10,000 options outstanding under the 1991 Plan. Each option grant is exercisable in four equal installments, beginning on the first anniversary of the date that the option was initially granted.

Since October 1992, non-employee directors have also been eligible to participate in our Deferred Compensation Plan for Non-Employee Directors, under which they may elect to defer receipt of part or all of their annual retainers, committee fees and per-meeting payments. All amounts deferred and earnings credited are 100 percent vested immediately and are general unsecured obligations of Playboy.

DIRECTOR SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation paid to non-employee directors for the fiscal year ended December 31, 2006.

					Change in
					Pension Value
					and Non-
					qualified
				Non-Equity	Deferred
	Fees Earned or	Stock	Option	Incentive Plan	Compensation	All Other
Name(1)	Paid in Cash(2)	Awards	Awards(3)	Compensation	Earnings(4)	Compensation	Total

Dennis S. Bookshester	$46,000	$—	$29,579	$—	$—	$—	$75,579
David I. Chemerow	51,000	—	29,579	—	—	—	80,579
Donald G. Drapkin	40,000	—	29,579	—	—	—	69,579
Charles Hirschhorn	14,000	—	3,225	—	—	—	17,225
Jerome H. Kern	45,000	—	35,223	—	—	—	80,223
Russell I. Pillar	40,000	—	40,727	—	—	—	80,727
Sol Rosenthal	46,000	—	29,579	—	—	—	75,579

(1)	As of December 31, 2006, options outstanding were as follows: Mr. Bookshester, 37,500; Mr. Chemerow, 37,500; Mr. Drapkin, 47,500; Mr. Hirschhorn, 10,000; Mr. Kern, 30,000; Mr. Pillar, 30,000; and Mr. Rosenthal, 37,500.

(2)	Portions of these fees were paid in an equivalent value of our Class B common stock.

(3)	The amounts reflected in the Option Awards column reflect the amount recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with FAS 123(R) for awards granted pursuant to our 1997 Equity Plan and our 1991 Directors’ Stock Option Plan and thus include amounts for awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in the Stock-Based Compensation accompanying note to our audited financial statements for the year ended December 31, 2006 (Note O) included in our Annual Report on Form 10-K filed with the SEC, disregarding future estimates.

(4)	There were no above-market earnings on deferred compensation balances in 2006.

PLAYBOY STOCK OWNERSHIP

Playboy Stock Ownership by Certain Beneficial Owners

The following table provides information about each person who we believe, based on a review of filings with the SEC, as of February 28, 2007, beneficially owns more than 5 percent of our outstanding Class A common stock.

	Number of Shares
	of Class A	Percent
Name and Address	Common Stock	of Class

Hugh M. Hefner, Trustee(1)	3,381,836	69.53%
The HMH Playboy Stock Trust
2706 Media Center Drive
Los Angeles, California 90065
Pequot Capital Management, Inc.(2)	644,300	13.25%
500 Nyala Farm Road
Westport, Connecticut 06880

(1)	Mr. Hefner, founder of Playboy and Editor-in-Chief and Chief Creative Officer, owns these shares through The HMH Playboy Stock Trust. Mr. Hefner has sole investment and voting power over these shares. Mr. Hefner has indicated his intent to vote his shares on the matters specified in this proxy statement in accordance with the recommendations made in this proxy statement by the Board of Directors.

(2)	Information as to Pequot Capital Management, Inc. is based upon an amended report on Schedule 13G filed with the SEC on February 14, 2007. Such report was filed by Pequot Capital Management, Inc. and indicates that the stockholder had sole voting power with respect to 623,600 shares and sole dispositive power with respect to 644,300 shares.

Playboy Stock Ownership by Directors and Executive Officers

The following table shows, as of February 28, 2007, the amount of common stock beneficially owned by each of our directors and by each of our named executive officers, and by all directors and executive officers as a group. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of February 28, 2007. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Shares of	Percent of	Shares of	Percent of
	Class A	Class A	Class B	Class B
	Common	Common	Common	Common
Name(1)	Stock	Stock	Stock	Stock

Dennis S. Bookshester(2)	3,000	*	45,681	*
David I. Chemerow(2)	800	*	69,472	*
Donald G. Drapkin(2)	—	*	47,500	*
Linda G. Havard(2)	—	*	294,038	1.03%
Christie Hefner(2)	72,274	1.49%	1,295,125	4.39%
Hugh M. Hefner	3,381,836	69.53%	7,934,666	27.97%
Charles Hirschhorn	—	*	—	*
Jerome H. Kern(2)	—	*	34,211	*
Robert Meyers	—	*	30,000	*
Russell I. Pillar(2)	—	*	34,187	*
Sol Rosenthal(2)	250	*	51,068	*
Alex Vaickus(2)	—	*	150,561	*
All Directors and Executive Officers as a group (16 persons)(2)	3,458,540	71.10%	10,679,993	34.94%

*	Less than 1 percent of the total shares outstanding.

(1)	In each case, beneficial ownership consists of sole voting and investment power, with the exception of Mr. Pillar, who owns 21,687 shares of Class B common stock through Pillar Living Trust and shares voting and investment power with his wife.

(2)	Includes the following shares of our Class B common stock that are subject to installments of stock option grants made under the 1995 Stock Incentive Plan, the 1991 Directors’ Stock Option Plan and the 1997 Equity Plan, which were either exercisable on February 28, 2007, or are exercisable within 60 days of February 28, 2007:

Class B
Name	Common Stock

Dennis S. Bookshester	22,500
David I. Chemerow	22,500
Donald G. Drapkin	32,500
Linda G. Havard	265,000
Christie Hefner	1,130,00
Jerome H. Kern	15,000
Russell I. Pillar	12,500
Sol Rosenthal	22,500
Alex Vaickus	136,500
All Directors and Executive Officers as a group (16 persons)	2,204,500

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO OUR 1995 STOCK INCENTIVE PLAN

Through the 1995 Stock Incentive Plan, we have utilized stock options and restricted stock awards as a key part of our overall compensation strategy for employees, including executive officers. Awards under the 1995 Stock Incentive Plan may be granted only to employees of Playboy and our subsidiaries and may not be granted to non-employee members of our Board of Directors.

On November 29, 2006, our Board of Directors amended the 1995 Stock Incentive Plan to permit the grant of awards under the 1995 Stock Incentive Plan for a period ending ten years from the date of stockholder approval of this proposal and to increase the number of shares of Class B common stock that may be issued pursuant to awards granted under or funded through the 1995 Stock Incentive Plan by 2,200,000 shares (from 5,503,000 shares to 7,703,000 shares) subject to stockholder approval. The amendment is necessary in order to permit us to continue utilizing stock options and other equity awards as part of our compensation strategy for all employees, including executive officers. The amendment will enable us to continue the purposes of the 1995 Stock Incentive Plan by providing additional incentives to attract and retain qualified and competent employees. This would be in keeping with our overall compensation philosophy, which attempts to place equity in the hands of our employees in an effort to further instill stockholder considerations and values in the actions of such employees. If stockholders do not approve the amendment, we will not be able to make grants to employees under the 1995 Stock Incentive Plan in excess of the currently authorized number of shares and grants made subject to stockholder approval will be cancelled.

Grants under the 1995 Stock Incentive Plan

Since the compensation committee determines to grant stock options or other awards from time to time to a number of employees and officers, it is not possible at this time to determine or indicate the number, names or positions of employees who will receive future stock options or other awards or the number of shares of Class B common stock for which stock options or other awards will be granted to any employee under the 1995 Stock Incentive Plan. During 2006, awards were granted under the 1995 Stock Incentive Plan to our named executive officers as set forth in the table captioned “Grants of Plan-Based Awards” on page 17.

Description of the 1995 Stock Incentive Plan

The following is a summary of the principal provisions of the 1995 Stock Incentive Plan. The summary does not purport to be a complete description of all the provisions of the 1995 Stock Incentive Plan and is qualified in its entirety by the terms of the 1995 Stock Incentive Plan. A copy of the 1995 Stock Incentive Plan, as amended and restated, was filed with the SEC in electronic format as an appendix to the proxy statement and is available free of charge from the SEC’s website at www.sec.gov or by sending a request to Investor Relations, Playboy Enterprises, Inc., 680 North Lake Shore Drive, Chicago, Illinois 60611.

General Description of the 1995 Stock Incentive Plan

The principal purposes of the 1995 Stock Incentive Plan are to provide incentives for key employees of Playboy and our subsidiaries through the grant or issuance of options, restricted stock and other awards, thereby giving them incentives to enhance Playboy’s growth, development and financial success, and to remain in Playboy’s employ. Under the current 1995 Stock Incentive Plan, not more than 5,503,000 shares of Class B common stock are authorized for issuance upon exercise of options and other awards, or upon issuance of restricted or deferred stock awards; and the maximum number of shares which may be subject to options, rights or other awards granted to any individual in any calendar year cannot exceed 650,000. Under the proposed amendment to the 1995 Stock Incentive Plan, not more than 7,703,000 shares of Class B common stock would be authorized for issuance and the maximum numbers of shares that may be granted to any individual in any calendar year would be 650,000. If any portion of an option, restricted stock grant or other award terminates or lapses unexercised or unvested, or is cancelled, the shares which were subject to the unexercised portion of option, restricted stock or other award, will again be available for issuance under the 1995 Stock Incentive Plan. The 1995 Stock Incentive Plan also provides that an employee may not be granted during any calendar year Section 162(m) Performance Awards, as described below, in an amount in excess of $1 million if those Section 162(m) Performance Awards are cash bonuses or other types of performance or incentive awards expressed as cash awards.

The shares available under the 1995 Stock Incentive Plan upon exercise of options, and other awards, and for issuance as restricted or deferred stock, may be either previously authorized but unissued shares or treasury shares. The 1995 Stock Incentive Plan provides that the compensation committee shall make appropriate and equitable adjustments, in the number and kind of shares subject to the 1995 Stock Incentive Plan, to maximum share amounts included in the 1995 Stock Incentive Plan and to outstanding grants under the 1995 Stock Incentive Plan in the event of a stock split, stock dividend or certain other types of recapitalizations or reclassifications.

Eligibility

Options, restricted stock and other awards under the 1995 Stock Incentive Plan may be granted to individuals who are then officers or other employees of Playboy or any of its present or future subsidiaries and who are determined by the compensation committee to be key employees. Notwithstanding the foregoing, Mr. Hefner is not eligible to receive options under the 1995 Stock Incentive Plan. As of February 28, 2007, there were approximately 782 full-time employees of Playboy and our subsidiaries eligible to participate in the 1995 Stock Incentive Plan. More than one option, restricted stock grant or other award may be granted to a key employee.

Administration

The 1995 Stock Incentive Plan is administered by the compensation committee which is comprised of persons who are both non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and outside directors within the meaning of Section 162(m) of the Internal Revenue Code. The compensation committee is authorized to determine which employees are key employees to whom options, restricted stock and other awards are to be granted and to determine the number of shares to be subject to those options, restricted stock and other awards and the related terms and conditions, consistent with the terms of the 1995 Stock Incentive Plan. The compensation committee is also authorized to adopt, amend and revoke rules relating to the administration of the 1995 Stock Incentive Plan.

Awards under the 1995 Stock Incentive Plan

The 1995 Stock Incentive Plan provides that the compensation committee may grant or issue stock options, restricted stock, deferred stock, performance awards and stock payments, or any combination of them. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, amount, terms and conditions of the award. As a condition to the grant of an option, the compensation committee may require a key employee to surrender for cancellation another award previously granted to the employee.

Non-qualified stock options provide for the right to purchase Class B common stock at a specified price which equals the closing price of the Class B common stock on the date of grant, and usually will become exercisable (in the discretion of the compensation committee) in one or more installments after the grant date. Non-qualified stock options may be granted for any term specified by the compensation committee, provided that the term of any non-qualified stock options cannot exceed ten years.

Incentive stock options are designed to comply with the provisions of the Internal Revenue Code, and will be subject to restrictions contained in the Internal Revenue Code, including exercise prices equal to at least 100% of fair market value of the Class B common stock on the grant date and a ten year restriction on their term. Incentive stock options granted to holders of 10% or more of Playboy’s voting capital stock must have an exercise price equal to at least 110% of fair market value of the Class B common stock on the grant date and cannot extend beyond five years. Incentive stock options that first become exercisable in any year may not exceed $100,000 in value of underlying stock, measured at the grant date, and any grant in excess of such amount will be treated as a non-qualified stock option.

Restricted stock may be granted to participants subject to restrictions as may be determined by the compensation committee. Restricted stock may not be sold, or otherwise transferred or pledged, until restrictions are removed or expire. Restrictions may be based on duration of employment, Playboy’s performance, individual performance or other factors. Recipients of restricted stock awards, unlike recipients of options, may have voting rights and receive dividends prior to the time when the restrictions lapse. Unless provided otherwise by the compensation committee, if no consideration (other than services) was paid by the restricted stockholder upon issuance, a restricted stockholder’s rights in unvested restricted stock shall lapse upon termination of employment for any reason at any time or prior to any date the compensation committee may establish. If a participant gives consideration other than services for restricted stock, Playboy will generally have a right to repurchase the shares of restricted stock upon termination of employment at a price equal to the participant’s purchase price.

Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the compensation committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Performance awards may be granted by the compensation committee to participants. These awards may be paid in cash or in Class B common stock or in a combination of cash and Class B common stock. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of the Class B common stock over a predetermined period. Performance awards may also include bonuses which may be granted by the compensation committee and which may be payable in cash or in Class B common stock or in a combination of cash and Class B common stock.

Stock payments may be granted by the compensation committee in the form of shares of Class B common stock or an option or other right to purchase shares of Class B common stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including salary, bonuses and commissions, that would otherwise be payable to a key employee in cash.

The following four categories of awards may also be granted under the 1995 Stock Incentive Plan: Section 162(m) Restricted Stock, Section 162(m) Deferred Stock, Section 162(m) Performance Awards and Section 162(m) Stock Payments. Each of these awards is similar to its “generic” category described above except that none of these awards may vest unless one or more specified performance criteria established by the compensation committee has been achieved.

Acceleration of Vesting and Expiration of Options

Options granted under the 1995 Stock Incentive Plan, unless otherwise provided under the terms of a stock option agreement, will generally expire on the first to occur of (i) ten years from the date the option was granted or (ii) three months from the employee’s termination of employment as a result of the employee’s retirement or the employee’s being discharged not for cause unless the employee dies within the three-month period; or (iii) the effective date of (x) a termination of employment for cause, (y) the employee’s resignation, or (z) a change of control specified in clause (iii) of the definition of that term; or (iv) one year from the employee’s termination of employment as a result of the employee’s disability, unless the optionee dies within the one-year period; or (v) one year from the date of the optionee’s death. The compensation committee may provide for different expiration terms for any option.

In the event of a change of control of Playboy, options that are unvested on the effective date of the change of control will become immediately exercisable. For purposes of the 1995 Stock Incentive Plan, a “change of control” means the occurrence of any of the following events: (i) except in a transaction described in clause (iii) below, Mr. Hefner, Ms. Hefner, the Hugh M. Hefner 1991 Trust (for so long as Mr. Hefner and Ms. Hefner are joint trustees or one of them is sole trustee), and the Hugh M. Hefner Foundation (for so long as Mr. Hefner and Ms. Hefner are joint trustees or one of them is sole trustee) cease collectively to own a majority of the total number of votes that may be cast for the election of directors of Playboy; or (ii) a sale of Playboy magazine by Playboy; or (iii) the liquidation or dissolution of Playboy, or any merger, consolidation or other reorganization of Playboy unless (x) such transaction is initiated by Playboy, and (y) is one in which the stockholders of Playboy immediately prior to the reorganization become the majority stockholders of a successor or ultimate parent corporation of Playboy resulting from the transaction and (z) in connection with the event, provision is made for an assumption of outstanding options and rights or a substitution for them of a new option or right in the successor or ultimate parent of substantially equivalent value.

Amendment and Termination

The 1995 Stock Incentive Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, subject to any required stockholder approval. Neither the amendment, suspension nor termination of the 1995 Stock Incentive Plan shall, without consent of the holder of an option, restricted stock or award, alter or impair any rights or obligations under any option, restricted stock or award. No option, restricted stock or other award may be granted during any period of suspension nor after termination of the 1995 Stock Incentive Plan, and in no event may any option be granted under the 1995 Stock Incentive Plan after the expiration of ten years from the date this proposal was approved by Playboy’s stockholders.

Federal Income Tax Consequences

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1995 Stock Incentive Plan based on federal income tax laws currently in effect. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Tax Consequence to Participants

Non-qualified Stock Options.  In general: (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise; and (iii) at the time of sale of shares acquired upon an exercise of a non-qualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options.  No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Class B common stock are issued to an optionee upon the exercise of an incentive stock option and no disqualifying disposition of the shares (as described below) is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above (a disqualifying disposition), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares if a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long- term capital gain (or loss), depending on the holding period.

Restricted Stock.  A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the shares of restricted stock (reduced by any amount paid by the recipient for the shares) at the time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code. A recipient who elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will recognize ordinary income at the time in an amount equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to shares of restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

Deferred Stock.  No income generally will be recognized upon the grant of deferred stock. The recipient of a deferred stock grant generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Class B common stock on the date that the shares are transferred to the participant under the grant, reduced by any amount paid by the participant, and the capital gains/loss holding period for the shares will also commence on that date.

Performance Awards.  No income generally will be recognized upon the grant of deferred stock. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received or the fair market value of any nonrestricted shares of Class B common stock received.

Stock Payment.  A participant who elects to receive shares of Class B common stock in lieu of other compensation generally will recognize ordinary income at the time the shares are received in an amount equal to the fair market value of the shares.

Tax Consequences to Playboy or our Subsidiary

To the extent that an employee recognizes ordinary income in the circumstances described above, Playboy or our subsidiary for which the employee performs services will generally be entitled to a corresponding deduction.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE
AMENDMENT TO OUR 1995 STOCK INCENTIVE PLAN.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO OUR 1997 EQUITY PLAN

The principal purposes of the 1997 Equity Plan are (i) to promote the growth and long-term success of Playboy by offering non-employee directors the ability to acquire Class B common stock of Playboy, (ii) to enable Playboy to attract and retain qualified persons to serve as non-employee directors, whose services are considered essential to the long-term success of Playboy, by offering them an opportunity to own Class B common stock of Playboy and (iii) to more closely align the interests of non-employee directors with the interests of Playboy’s stockholders by paying certain amounts of compensation for services as a director in the form of shares of Class B common stock.

On November 29, 2006, our Board of Directors amended the 1997 Equity Plan to permit the grant of awards under the 1997 Equity Plan for a period ending ten years from date of stockholder approval of this proposal and to increase the number of shares of Class B common stock reserved under the 1997 Equity Plan by 200,000 shares (from 400,000 shares to 600,000 shares) subject to stockholder approval. The amendment will enable us to continue the purposes of the 1997 Equity Plan by providing additional incentives to attract and retain qualified and competent non-employee directors. If stockholders do not approve the amendment, we will not be able to make further grants to non-employee directors under the 1997 Equity Plan in excess of the currently authorized number of shares.

Grants under the 1997 Equity Plan

Under the 1997 Equity Plan, each participating non-employee director is entitled to receive as Mandatory Shares (as described below) the number of shares of Class B common stock with a value equal to $1,000 for each meeting of the Board of Directors attended and the number of shares of Class B common stock with a value equal to at least 50% of such director’s annual retainer and committee fees (as applicable) as described under the heading “Director Compensation” on page 23. Other than such Mandatory Shares, future benefits under the 1997 Equity Plan are not currently determinable. During 2006, grants were made to non-employee directors under the 1997 Equity Plan, as set forth in the table captioned “Director Summary Compensation Table” above. Our executive officers, including our named executive officers, and employees are not eligible to participate in the 1997 Equity Plan.

Description of the 1997 Equity Plan

The following is a summary of the principal provisions of the 1997 Equity Plan. The summary does not purport to be a complete description of all the provisions of the 1997 Equity Plan and is qualified in its entirety by the terms of the 1997 Equity Plan. A copy of the 1997 Equity Plan, as amended and restated, was filed with the SEC in electronic format as an appendix to the proxy statement and is available free of charge from the SEC’s website at www.sec.gov or by sending a request to Investor Relations, Playboy Enterprises, Inc., 680 North Lake Shore Drive, Chicago, Illinois 60611.

Available Shares and Adjustment

Subject to adjustment as described below, the number of shares of Class B common stock which may be issued or transferred under the 1997 Equity Plan, plus the number of shares of Class B common stock covered by outstanding awards and not forfeited under the 1997 Equity Plan, may not in the aggregate exceed 600,000 shares (giving effect to the amendment described above), which may be shares of original issuance or shares held in treasury or a combination thereof. If an option granted under the 1997 Equity Plan lapses or terminates before such option is exercised or if shares of restricted stock or Class B common stock granted under the 1997 Equity Plan are forfeited, for any reason, the shares covered thereby may again be made available under the 1997 Equity Plan.

The number, price and kinds of shares available under the 1997 Equity Plan are subject to adjustment by the Board of Directors in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event. Playboy is not required to issue any fractional shares of Class B common stock pursuant to the 1997 Equity Plan. The Board of Directors may provide for the elimination of fractions, for the settlement thereof in cash or for such other adjustments as contemplated by the 1997 Equity Plan.

Termination and Amendment

No further awards may be made under the 1997 Equity Plan after the passage of ten years from the date on which Playboy’s stockholders approve the 1997 Equity Plan as amended by this proposal. The Board of Directors may amend the 1997 Equity Plan at any time except that, without the approval of the stockholders of Playboy, no amendment may, among other things, increase the number of shares of Class B common stock available under the 1997 Equity Plan except pursuant to the Board’s adjustment authority described above. No amendment may impair the rights of a holder of an outstanding award under the 1997 Equity Plan without the consent of such holder, unless the award itself expressly provides otherwise.

Administration

The 1997 Equity Plan is administered by the Board of Directors. Subject to the terms of the 1997 Equity Plan, the Board has the authority to prescribe, interpret and revoke rules and regulations for administering the 1997 Equity Plan and to decide questions of interpretation or application of any provision of the 1997 Equity Plan or any agreements pursuant to which awards are granted under such Plan. Awards granted under the 1997 Equity Plan need not be the same with respect to each holder of such awards. The Board of Directors has the authority to delegate all or any part of its authority under the 1997 Equity Plan to any committee or subcommittee of not less than two directors appointed by the Board who are “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The majority of any such committee or subcommittee will constitute a quorum, and the action of a majority of its members present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be deemed the acts of such committee or subcommittee.

Awards under the 1997 Equity Plan

Mandatory Shares.  The 1997 Equity Plan provides for the payment to each non-employee director of (i) 50% of the value of his or her annual retainer, (ii) 50% of the value of his or her committee fees and (iii) all of his or her compensation payable with regard to number of Board meetings attended, or Meeting Fees, in the form of shares of Class B common stock of Playboy, or Mandatory Shares, except to the extent that such director has elected to defer such compensation pursuant to the Deferred Compensation Plan for Non-Employee Directors.

The number of Mandatory Shares paid to each non-employee director will be the number of shares of Class B common stock of Playboy equal to (a) the amount of such director’s Meeting Fees and 50% of such director’s annual retainer and committee fees (as applicable), divided by (b) the market value per share of Class B common stock on the applicable date. To the extent that application of the foregoing formula would result in the issuance of fractional shares of Class B common stock, such fractional shares will be disregarded, and the remaining amount of compensation will be paid in cash. Playboy will pay any and all fees and commissions incurred in connection with the payment of Mandatory Shares to a non-employee director.

Voluntary Shares.  Each non-employee director may elect, by filing a participation agreement with the Secretary of Playboy, to have the remaining 50% of his or her annual retainer and/or committee fees otherwise payable in cash paid by Playboy in the form of shares of Class B common stock in lieu of a cash payment, or Voluntary Shares.

Stock Options.  The 1997 Equity Plan permits the Board of Directors to authorize awards of options to purchase shares of Class B common stock to non-employee directors. Each option award will be set forth in an agreement with the non-employee director receiving the award and will indicate the terms and conditions of the option award, consistent with the terms of the 1997 Equity Plan. The Board may determine the terms and conditions of such awards in accordance with the following provisions: (i) each award must specify the number of shares of Class B common stock to which the option rights pertain, (ii) each award must specify an option price per share of Class B common stock, which price must be equal to or greater than the market value per share on the date of award, (iii) any award of option rights may provide for the deferred payment of the option price from the proceeds of a sale through a broker of some or all of the shares of Class B common stock to which the exercise relates and (iv) each award must specify the form of consideration to be paid in satisfaction of the option price and the manner of payment of such consideration, which may include (a) cash, (b) nonforfeitable, nonrestricted shares of Class B common stock, which are already owned by the non-employee director and have a value at the time of exercise that is equal to the option price, (c) any other legal consideration that the Board may deem appropriate, including, under certain circumstances, shares of restricted stock which are already owned by the non-employee director (with the understanding that all of the shares received by such non-employee director upon exercise of the option rights that are paid for by such restricted stock will be subject to the same restrictions as such restricted stock), and (d) any combination of the foregoing. Non-qualified stock options may be granted for any term specified by the compensation committee, provided that the term of any non-qualified stock options cannot exceed ten years.

Each option award shall provide conditions that must be achieved before the option rights or installments thereof become exercisable, such as a certain period of continuous service as a non-employee director or specified operating income objectives, and any award may provide for the earlier exercise of the option rights in the event of a change in control of Playboy or other transaction or event.

Successive awards of option rights may be made to the same non-employee director regardless of whether any option rights previously awarded to the same director remain unexercised. The term of an option right will be set by the Board, but no option right may have a term of more than ten years from the date of award.

Class B Common Stock Grants and Restricted Stock.  The 1997 Equity Plan authorizes the Board of Directors to award shares of Class B common stock of Playboy to a non-employee director in consideration and as additional compensation for services performed for Playboy, which we call a Class B common stock Grant. The 1997 Equity Plan also authorizes the Board of Directors to award shares of restricted stock to non-employee directors. Each Class B common stock Grant and award of restricted stock will be set forth in an agreement with the non-employee director receiving the award and will indicate the terms and conditions of the award, consistent with the terms of the 1997 Equity Plan. The Board may determine the terms and conditions of such awards subject to the following provisions: (i) each Class B common stock Grant and award of restricted stock will constitute an immediate transfer of the ownership of shares of Class B common stock to the non-employee director in consideration of the performance of services, entitling the holder thereof to dividend, voting and other ownership rights, subject to, in the case of awards of restricted stock, the substantial risk of forfeiture and restrictions on transfer hereinafter referred to, (ii) each award of restricted stock must provide that the shares of restricted stock covered thereby are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code for a period to be determined by the Board of Directors on the date of award, and may provide for the termination of such risk of forfeiture upon the achievement of specified operating income objectives, in the event of a change in control of Playboy, or upon any other transaction or event, (iii) any Class B common stock Grant and award of restricted stock may be made in consideration of payment by the non-employee director of an amount that is less than the market value per share on the date of award, (iv) any award of restricted stock may require that any or all dividends or other distributions paid on the shares of restricted stock during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Class B common stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine, and (v) each award of restricted stock must provide that, during the period for which such substantial risk of forfeiture is to continue, and any Class B common stock Grant may provide, that the transferability of the shares of Class B common stock subject to such awards is prohibited or restricted in the manner and to the extent prescribed by the Board on the date of award. Such restrictions may include, without limitation, rights of repurchase or first refusal in Playboy or provisions subjecting the shares of restricted stock to a continuing substantial risk of forfeiture in the hands of any transferee.

On or after the date of any Class B common stock Grant or award of restricted stock under the 1997 Equity Plan, the Board may provide for the payment of a cash award intended to offset the amount of tax that the non-employee director may incur in connection with such Class B common stock Grant or restricted stock, including, without limitation, tax on the receipt of such cash award. The Board may also provide in any individual stock grant agreement or restricted stock agreement that Playboy has the right to repurchase the restricted stock then subject to restrictions under the restricted stock agreement, or the Class B common stock subject to the Class B common stock Grant, immediately upon a termination in directorship for any reason at a cash price per share equal to the cash price paid by the stockholder for such restricted stock or Class B common stock. In the discretion of the Board, provision may be made that no such right of repurchase will exist in the event of a termination of directorship without cause or because of the director’s retirement, death or permanent and total disability.

Transfer Restrictions

Except as may be otherwise determined by the Board, (i) awards, Mandatory Shares and Voluntary Shares issued or granted under the 1997 Equity Plan may be issued only to a participating non-employee director, (ii) option rights and restricted stock issued or granted under the 1997 Equity Plan may be transferred by a participating non-employee director only by will or the laws of descent and distribution and (iii) option rights may not be exercised during a director’s lifetime except by the director or, in the event of the director’s legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Director under state law and court supervision. The terms of any award made under the 1997 Equity Plan may provide for further transfer restrictions on the shares of Class B common stock subject to the award.

To the extent required to satisfy any condition to exemption available pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, any shares of Class B common stock which a non-employee director elects to receive as Voluntary Shares must be held by such non-employee director for at least six months following the date of such receipt.

Effect of Termination of Directorships

Notwithstanding any contrary provision of the 1997 Equity Plan, in the event of a termination of directorship by reason of death, disability, hardship or other special circumstances of a non-employee director who participates in the 1997 Equity Plan and who holds (i) an option right that is not immediately and fully exercisable or (ii) any award as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, the Board may, in its sole discretion, take any action that it deems equitable under the circumstances or in the best interests of Playboy, including, without limitation, waiving or modifying any limitation or requirement with respect to any award under the 1997 Equity Plan.

If a non-employee director becomes an employee of Playboy while continuing to serve as a director, that fact will not impair the rights such director may have had under the 1997 Equity Plan, including, without limitation, the rights such director may have under any award outstanding under the 1997 Equity Plan. Such director will not, however, be eligible to receive any further awards under the 1997 Equity Plan.

Federal Income Tax Consequences

The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to awards under the 1997 Equity Plan based on federal income tax laws currently in effect. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Tax Consequences to Participants

Non-qualified Stock Options.  In general: (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares; and (iii) at the time of sale of shares acquired upon an exercise of a non-qualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Restricted Stock.  A non-employee director receiving restricted stock will not recognize taxable income at the time of the grant unless the non-employee director makes an election to be taxed at the time restricted stock is granted. If such election is not made, the non-employee director will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. In addition, a non-employee director receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation, rather than dividend income, in an amount equal to the dividends paid. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date the restrictions lapsed will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period. If a non-employee director properly makes an election to be taxed at the time the restricted stock is granted, the non-employee director will recognize taxable income on the date of grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The non-employee director will not recognize any income at the time the restrictions lapse. Upon disposition of such shares, any appreciation (or depreciation) in the value of the stock after the date the restricted shares were granted will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

Class B common stock Grants, Mandatory Shares and Voluntary Shares.  A non-employee Director receiving (i) a Class B common stock Grant, (ii) Mandatory Shares or (iii) Voluntary Shares will recognize taxable income upon the grant of such shares in an amount equal to the fair market value of any such shares delivered by Playboy less the amount, if any, paid for such shares. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date of grant will be taxed as either short-term or long- term capital gain (or loss) depending on the holding period.

Tax Consequences to Playboy

To the extent that a participant recognizes ordinary income in the circumstances described above, Playboy will be entitled to a corresponding deduction to the extent that such a deduction is allowed under Section 162 of the Internal Revenue Code.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE
AMENDMENT TO OUR 1997 EQUITY PLAN.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO OUR
EMPLOYEE STOCK PURCHASE PLAN

Our stockholders are being asked to approve an amendment of the Employee Stock Purchase Plan, to increase the number of shares of common stock reserved for purchase under the Employee Stock Purchase Plan by 90,000 shares (from 140,000 shares to 230,000 shares). On November 29, 2006, the Board of Directors approved this amendment, subject to stockholder approval at the Annual Meeting.

The proposed amendment will assure that a sufficient reserve of common stock is available for purchase under the Employee Stock Purchase Plan in order to allow us to continue to provide our eligible employees with the opportunity to acquire our common stock through participating in a payroll-deduction based employee stock purchase program designed to operate in compliance with Section 423 of the Internal Revenue Code.

Description of the Employee Stock Purchase Plan

The following is a summary of the principal provisions of the Employee Stock Purchase Plan. The summary does not purport to be a complete description of all the provisions of the Employee Stock Purchase Plan and is qualified in its entirety by the terms of the Employee Stock Purchase Plan. A copy of the Employee Stock Purchase Plan, as amended and restated, was filed with the SEC in electronic format as an appendix to the proxy statement and is available free of charge from the SEC’s website at www.sec.gov or by sending a request to Investor Relations, Playboy Enterprises, Inc., 680 North Lake Shore Drive, Chicago, Illinois 60611.

Administration

The Employee Stock Purchase Plan is administered by the compensation committee. The compensation committee, as Plan Administrator, has full authority to adopt such rules and procedures as it may deem necessary for the proper plan administration and to interpret the provisions of the Employee Stock Purchase Plan or any subscription to purchase shares under the Employee Stock Purchase Plan.

Share Reserve

A total of 230,000 shares of our Class B common stock are authorized for purchase over the remaining term of the Employee Stock Purchase Plan. The foregoing share reserve includes the additional increase of 90,000 shares for which stockholder approval is sought under this Proposal. Stockholder approval is required for any increase in the number of shares authorized for purchase under the Employee Stock Purchase Plan.

Eligibility

Each employee of the Company or of a participating subsidiary who customarily works for more than twenty hours per week, except that no employee may subscribe to purchase shares on the day immediately following the last business day of the fiscal quarter in which the related Subscription Date (defined as the first business day of each fiscal quarter or, if the participant is not an employee on the Subscription Date, the date participant became an employee) occurs (the “Purchase Date”) if, immediately after the preceding Subscription Date, such employee would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company.

As of February 28, 2007, 814 full-time and part-time employees were eligible to participate in the Employee Stock Purchase Plan.

Purchase Provisions

Each participant in the Employee Stock Purchase Plan may authorize periodic payroll deductions up to a maximum of ten percent of his or her annual compensation to purchase shares of common stock on the next Purchase Date. A participant can purchase up to 1,000 shares of Class B common stock on any Purchase Date.

Purchase Price

The purchase price per share at which the Class B common stock is purchased on the participant’s behalf for each offering period is equal to 85 percent of the fair market value of such stock on the Purchase Date. The fair market value per share of Class B common stock on the Purchase Date will be the closing selling price per share on such date on the New York Stock Exchange. On March 30, 2007, the fair market value per share determined on such basis was $10.29.

Special Limitations

The Employee Stock Purchase Plan imposes certain limitations upon a participant’s rights to acquire common stock, including the following limitations:

•	No purchase right may be granted to any individual who owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of Playboy or any of its subsidiaries;

•	No purchase right granted to a participant may permit such individual to purchase common stock (under all employee stock purchase plans) at a rate greater than $25,000 worth of such common stock (valued at the time of subscription) for each calendar year; and

•	No participant may purchase more than 1,000 shares of common stock on any one purchase date.

Termination of Purchase Rights

A participant’s purchase right immediately terminates upon such participant’s loss of eligible employee status, and his or her accumulated payroll deductions for the offering period in which the purchase right terminates are promptly refunded. A participant may withdraw from an offering period at any time prior to the end of that period and elect to have his or her accumulated payroll deductions for the offering period in which such withdrawal occurs either refunded or applied to the purchase of shares of common stock on the next purchase date.

Stockholder Rights

No participant has any stockholder rights with respect to any Class B common stock covered by his or her subscription until the Purchase Date following payment in full. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase, except that the compensation committee may make or provide for adjustments required to prevent dilution or enlargement of the rights of employees that would otherwise result from (i) any stock dividend, stock split, combination of shares, recapitalization, or other change in our capital structure, (ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, separation, reorganization, partial or complete liquidation, or other distribution of assets, issuance of rights or warrants to purchase stock, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing.

Transferability

Neither payments credited to an employee’s account nor any purchase rights may be transferred by the employee except by the laws of descent and distribution.

Amendment and Term of Employee Stock Purchase Plan

Eligible employees may subscribe for shares under the Employee Stock Purchase Plan until April 25, 2016, provided, however, that the Compensation Committee may terminate or suspend the Employee Stock Purchase Plan if at any time there are less than five percent of the eligible employees participating in the Employee Stock Purchase Plan.

The Compensation Committee may amend the Employee Stock Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) increase the number of shares issuable under the Employee Stock Purchase Plan, except in connection with the adjustments to stockholder rights described above, or (ii) materially modify the requirements for eligibility to participate in the Employee Stock Purchase Plan.

Stock Purchases

Future benefits under the Employee Stock Purchase Plan as proposed to be amended and restated are not currently determinable, as they will depend on the actual purchase price of shares of Class B common stock in future offering periods, the market value of the Class B common stock on various future dates, the amount of contributions eligible employees elect to make under the Employee Stock Purchase Plan, and other similar factors. The table below shows, as to each of our named executive officers and the various indicated individuals and groups, the number of shares of common stock purchased by such individuals in 2006 under the Employee Stock Purchase Plan, together with the weighted average purchase price per share.

Employee Stock Purchase Plan Transactions

		Weighted Average
	Number of	Purchase Price
Name and Position	Shares	Per Share

Christie Hefner	—	$—
Chairman of the Board and Chief Executive Officer
Robert Meyers	—	—
Executive Vice President and President, Media
Linda G. Havard	279	9.31
Executive Vice President, Finance and Operations
and Chief Financial Officer
Alex Vaickus	2,100	9.14
Executive Vice President and President,
Global Licensing
James F. Griffiths	195	9.24
All current executive officers as a group	2,574	9.17
All employees, including all current officers who are not executive officers, as a group	17,359	9.31

Federal Income Tax Consequences

The Employee Stock Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to us in connection with the grant or exercise of an outstanding purchase right.

Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Employee Stock Purchase Plan or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which such shares were acquired and more than one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15 percent of the fair market value of the shares on the start date of the offering period, and any additional gain upon the disposition will be taxed as long-term capital gain. We will not be entitled to any income tax deduction with respect to such sale or disposition.

If the participant still owns the purchased shares at the time of his death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15 percent of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE
AMENDMENT TO OUR EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 5

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for 2007. The Board of Directors is recommending that stockholders ratify that appointment at the annual meeting. Ernst & Young LLP has served as our independent registered public accounting firm since 2000. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will be available to respond to questions from stockholders and to make a statement, should they wish to do so. Although we are not required to seek stockholder approval of the appointment of our independent registered public accounting firm, we believe it to be sound corporate governance to do so. If the appointment of Ernst & Young LLP is not ratified by the stockholders, our audit committee will investigate the reasons for the stockholder rejection and will consider appointing a different independent registered public accounting firm.

For 2005 and 2006, our engagement agreements with Ernst & Young LLP set forth the terms by which Ernst & Young LLP was to perform audit services for us. These agreements contained alternative dispute resolution procedures and an exclusion of punitive damages. We expect to enter into a comparable engagement agreement with Ernst & Young LLP in connection with its performance of audit services for us in 2007.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007

AUDIT COMMITTEE DISCLOSURE

Principal Accountant Fees and Services

The following table sets forth in more detail the fees incurred for the professional services of Ernst & Young LLP in 2006 and 2005

	2006	2005

Audit Fees(1)	$1,277,000	$1,242,000
Audit-Related Fees(2)	27,000	24,000
Tax Fees(3)	130,000	204,000
All Other Fees(4)	—	—

(1)	Audit fees include fees for professional services rendered for the audit of our annual consolidated financial statements and review of our financial statements included in our Quarterly Reports on Form 10-Q, for an audit of our internal control over financial reporting in connection with Section 404 of the Sarbanes-Oxley Act of 2002 and for other services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including services provided in connection with our subsidiary acquisitions in 2006 and 2005 and our note offering in 2005.

(2)	Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements, other than those services described under “Audit Fees.” These fees are primarily for services provided in connection with employee benefit audits.

(3)	Tax fees consist of services performed by our independent registered public accounting firm’s tax division, except those related to the audit, and include fees for tax compliance, including foreign subsidiary tax return preparation, tax planning and tax advice.

(4)	There were no fees billed for other services rendered by our independent registered public accounting firm that would be included in “All Other Fees” for the years ended December 31, 2006, or December 31, 2005.

Audit Committee Policy for Approval of Audit and Permitted Non-Audit Services

The audit committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The audit committee has adopted policies and procedures for pre-approving services (audit and non-audit) performed by the independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services do not impair the firm’s independence. These services may include audit services, audit-related services, tax services and other services. Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the audit committee. The audit committee has delegated to the Chairman of the audit committee specific pre-approval authority provided that the estimated fee for any such engagement is de minimis. The Chairman of the audit committee must report, for information purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting. Requests or applications to provide services that require separate approval by the audit committee shall be submitted to the audit committee by both the independent registered public accounting firm and our Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on independence.

With respect to each proposed pre-approved service, our independent registered public accounting firm must provide detailed back-up documentation regarding the specific services to be provided. Periodically, but not less than quarterly, our Chief Financial Officer will provide the audit committee with a report of audit and non-audit services provided and expected to be provided by our independent registered public accounting firm. All of the services of Ernst & Young LLP in 2006 described above were pre-approved by our audit committee in accordance with our Audit and Non-Audit Services Policy.

Report of the Audit Committee

The audit committee of the Board of Directors is currently made up of Messrs. Chemerow (who is the Chairman), Bookshester and Kern. As set forth in more detail in the audit committee’s charter, the primary responsibilities of Playboy’s audit committee fall into three broad categories:

•	to serve as an independent and objective party to monitor Playboy’s financial reporting process and internal control system;

•	to review and appraise the audit efforts of Playboy’s independent registered public accounting firm and internal auditing function; and

•	to provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal auditing function, and the Board of Directors.

The audit committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the audit committee’s charter. To carry out its responsibilities, the audit committee met eight times during 2006.

In connection with the financial statements for the fiscal year ended December 31, 2006, the audit committee has:

(1) reviewed and discussed the audited financial statements with management;

(2) discussed with Ernst & Young LLP, Playboy’s independent registered public accounting firm (the “Auditors”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended;

(3) received the written disclosure and letter from the Auditors required by Independence Standards Board Standard No. 1 and discussed with the Auditors the firm’s independence; and

(4) considered whether the provision of services by the Auditors that are not related to the audit of the financial statements referred to above is compatible with maintaining the Auditor’s independence.

Based upon these reviews and discussions, the audit committee recommended to the Board that Playboy’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC. The Board has approved this inclusion.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Playboy’s independent registered public accounting firm is responsible for auditing those financial statements.

Members of the committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm.

Submitted by the audit committee:

David I. Chemerow (Chairman)
Dennis S. Bookshester
Jerome H. Kern

TRANSACTIONS WITH MANAGEMENT

We review all relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the company or a related person are disclosed in the company’s proxy statement. In addition, the audit committee and compensation committee review and approve or ratify any related person transaction that is required to be disclosed.

We own a 29-room mansion located on five and one-half acres in Los Angeles, California. The Playboy Mansion is used for various corporate activities, and serves as a valuable location for television production, magazine photography and for online, advertising, marketing and sales events. It also enhances our image as host for many charitable and civic functions. The Playboy Mansion generates substantial publicity and recognition, which increases public awareness of us and our products and services. Its facilities include a tennis court, swimming pool, gymnasium and other recreational facilities as well as extensive film, video, sound and security systems. The Playboy Mansion also includes accommodations for guests and serves as an office and residence for Mr. Hefner. It has a full-time staff that performs maintenance, serves in various capacities at the functions held at the Playboy Mansion and provides our and Mr. Hefner’s guests with meals, beverages and other services.

Under a 1979 lease entered into with Mr. Hefner, the annual rent Mr. Hefner pays to us for his use of the Playboy Mansion is determined by independent experts who appraise the value of Mr. Hefner’s basic accommodations and access to the Playboy Mansion’s facilities, utilities and attendant services based on comparable hotel accommodations. In addition, Mr. Hefner is required to pay the sum of the per-unit value of non-business meals, beverages and other benefits he and his personal guests receive. These standard food and beverage per-unit values are determined by independent expert appraisals based on fair market values. Valuations for both basic accommodations and standard food and beverage units are reappraised every three years and are annually adjusted between appraisals based on appropriate consumer price indexes. Mr. Hefner is also responsible for the cost of all improvements in any Hefner residence accommodations, including capital expenditures, that are in excess of normal maintenance for those areas.

Mr. Hefner’s usage of Playboy Mansion services and benefits is recorded through a system initially developed by the professional services firm of PricewaterhouseCoopers LLP, and now administered by us, with appropriate modifications approved by our audit and compensation committees. The lease dated June 1, 1979, as amended, between Mr. Hefner and us renews automatically at December 31st each year and will continue to renew unless either Mr. Hefner or we terminate it. The rent charged to Mr. Hefner during 2006 included the appraised rent and the appraised per-unit value of other benefits, as described above. Within 120 days after the end of our fiscal year, the actual charge for all benefits for that year is finally determined. Mr. Hefner pays or receives credit for any difference between the amount finally determined and the amount he paid over the course of the year. We estimated the sum of the rent and other benefits payable for 2006 to be $0.9 million, and Mr. Hefner paid that amount during 2006.

We purchased the Playboy Mansion in 1971 for $1.1 million and in the intervening years have made substantial capital improvements at a cost of $14.2 million through 2006 (including $2.7 million to bring the Hefner residence accommodations to a standard similar to the Playboy Mansion’s common areas). The Playboy Mansion is included in our Consolidated Balance Sheets at December 31, 2006 and 2005, at a net book value of $1.6 million and $1.5 million, respectively, including all improvements and after accumulated depreciation. We incur all operating expenses of the Playboy Mansion, including depreciation and taxes, which were $2.1 million for 2006, net of rent received from Mr. Hefner.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC, the New York Stock Exchange. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received and on written representations from certain reporting persons that no other reports were required during 2006, all of our officers, directors and greater than ten percent beneficial owners complied with their Section 16(a) filing requirements, except in the following instances: (1) Each of Mr. Griffiths, Ms. Lindeman, and Ms. Havard filed a late report on Form 4 reporting one transaction; and (2) Mr. Vaickus filed two late reports on Form 4 reporting two transactions.

Stockholder Proposals for the 2008 Annual Meeting

If you wish to submit a proposal for us to consider for inclusion in our 2008 proxy materials and for presentation at our 2008 Annual Meeting of Stockholders, you must send the proposal so that we receive it no later than December 30, 2007, unless the 2008 Annual Meeting will be held on a date that is more than 30 days before or after May 23, 2008, the anniversary of the date of the 2007 Annual Meeting, in which case we must receive your proposal within a reasonable time before we mail the proxy materials for the 2008 Annual Meeting. Stockholder proposals to be presented at our 2008 Annual Meeting of Stockholders that are not intended to be considered for inclusion in our 2008 proxy materials must be received by us no later than March 14, 2008. Stockholder proposals received after that date will be considered untimely. Proposals should be addressed to the Secretary, Playboy Enterprises, Inc., 680 North Lake Shore Drive, Chicago, Illinois 60611. We recommend that you send your stockholder proposals via certified mail, return receipt requested, so that you will have confirmation of the date we received your proposal.

Expenses of Solicitation

We are soliciting proxies primarily by mailings such as this one, but we may also solicit proxies personally and by telephone calls placed by our officers and employees (without additional compensation). We will bear the expenses of all solicitations, which may also include the reimbursement of brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners of our common stock and seeking instruction from those beneficial owners with respect to the proxy materials.

Other Business

As of the date of these proxy materials, management knows of no other business that will be presented for consideration at the Annual Meeting.

Appendix A
THIRD AMENDED AND RESTATED
PLAYBOY ENTERPRISES, INC.
1995 STOCK INCENTIVE PLAN
(as amended through May 23, 2007)
Playboy Enterprises, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), hereby adopts this Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan.
     The purposes of this Plan are as follows:
     (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its key employees through the ownership of Company stock and/or rights which recognize such growth, development and financial success.
     (2) To enable the Company to obtain and retain the services of key employees considered essential to the long-range success of the Company by providing and offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.
ARTICLE I
DEFINITIONS
     Whenever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.
          Section 1.1 Board. “Board” shall mean the Board of Directors of the Company.
          Section 1.2 Change of Control. “Change of Control” shall mean the occurrence of any of the following events: (i) except in a transaction described in clause (iii) below, Hugh M. Hefner, Christie Hefner, the Hugh M. Hefner 1991 Trust (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee), and the Hugh M. Hefner Foundation (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee) cease collectively to own a majority of the total number of votes that may be cast for the election of directors of the Company; or (ii) a sale of Playboy magazine by the Company; or (iii) the liquidation or dissolution of the Company, or any merger, consolidation or other reorganization involving the Company unless (x) the merger, consolidation or other reorganization is initiated by the Company, and (y) is one in which the stockholders of the Company immediately prior to such reorganization become the majority stockholders of a successor or ultimate parent corporation of the Company resulting from such reorganization and (z) in connection with such event, provision is made for an assumption of outstanding Options and rights or a substitution thereof of a new Option or right in such successor or ultimate parent of substantially equivalent value.
          Section 1.3 Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.
          Section 1.4 Committee. “Committee” shall mean a committee of the Board of Directors comprised of persons who are both non-employee directors within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as such rule or its equivalent is then in effect (“Rule 16b-3”) and “outside directors” within the meaning of Section 162(m) of the Code.
          Section 1.5 Common Stock. “Common Stock” shall mean the Class B Common Stock, par value $.01 per share, of the Company.
          Section 1.6 Company. “Company” shall mean Playboy Enterprises, Inc., a Delaware corporation.
          Section 1.7 Deferred Stock. “Deferred Stock” shall mean Common Stock awarded under Article VII of the Plan.

          Section 1.8 Director. “Director” shall mean a member of the Board.
          Section 1.9 Employee. “Employee” shall mean any officer or other employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary.
          Section 1.10 ERISA. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
          Section 1.11 Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
          Section 1.12 Grantee. “Grantee” shall mean an Employee granted a Performance Award, Stock Payment, Section 162(m) Performance Award, Section162(m) Stock Payment, or an award of Deferred Stock or Section 162(m) Deferred Stock, under this Plan.
          Section 1.13 Incentive Stock Option. “Incentive Stock Option” shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.
          Section 1.14 Non-Qualified Option. “Non-Qualified Option” shall mean an Option which is not designated as an Incentive Stock Option by the Committee.
          Section 1.15 Officer. “Officer” shall mean an officer of the Company.
          Section 1.16 “Option” shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option.
          Section 1.17 Optionee. “Optionee” shall mean an Employee to whom an Option is granted under the Plan.
          Section 1.18 Performance Award. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.
          Section 1.18A Performance Criteria. “Performance Criteria” shall mean objective performance criteria established pursuant to this Plan with respect to awards of Section 162(m) Restricted Stock, Section 162(m) Performance Awards, Section 162(m) Stock Payments and Section 162(m) Deferred Stock. Performance Criteria shall be measured in terms of one or more of the following objectives, described as such objectives relate to corporation-wide objectives or objectives that are related to the performance of the individual Employee or of the Subsidiary, division, department or function with the Company or Subsidiary in which the participant is employed:
(i)	market value;

(ii)	book value;

(iii)	earnings per share;

(iv)	market share;

(v)	operating profit;

(vi)	net income;

(vii)	cash flow;

(viii)	return on capital;

(ix)	return on assets;

(x)	return on equity;

(xi)	margins;

(xii)	shareholder return;

(xiii)	sales or product volume growth;

(xiv)	productivity improvement; or

(xv)	costs or expenses.
     Each grant of Section 162(m) Restricted Stock, Section 162(m) Performance Awards, Section 162(m) Stock Payments, and Section 162(m) Deferred Stock shall specify the Performance Criteria to be achieved, a minimum acceptable level of achievement below which no payment or award will be made, and a formula for determining the amount of any payment or award to be made if performance is at or above the minimum acceptable level but fall short of full achievement of the specified Performance Criteria.
     If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria to be unsuitable, the Committee may modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause the award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code. In addition, at the time the award subject to Performance Criteria is made and performance goals established, the Committee is authorized to determine the manner in which the Performance Criteria will be calculated or measured to take into account certain factors over which the Employees have no or limited control including market related changes in inventory value, changes in industry margins, changes in accounting principles, and extraordinary changes to income.
          Section 1.19 Plan. “Plan” shall mean the Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan.
          Section 1.20 Restricted Stock. “Restricted Stock” shall mean Common Stock awarded under Article VII of this Plan.
          Section 1.21 Restricted Stockholder. “Restricted Stockholder” shall mean an Employee granted an award of Restricted Stock under Article VI of this Plan.
          Section 1.22 Secretary. “Secretary” shall mean the Secretary of the Company.
          Section 1.22A Section 162(m) Deferred Stock. “Section 162(m) Deferred Stock” shall mean Common Stock awarded under Article VII-A of this Plan.
          Section 1.22B Section 162(m) Performance Award. “Section 162(m) Performance Award” shall mean a cash bonus, stock bonus, or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII-A of this Plan.
          Section 1.22C Section 162(m) Restricted Stock. “Section 162(m) Restricted Stock” shall mean Common Stock awarded under Section VI-A of this Plan.
          Section 1.22D Section 162(m) Restricted Stockholder. “Section 162(m) Restricted Stockholder” shall mean an Employee granted an award of Section 162(m) Restricted Stock under Article VI-A of this Plan.

          Section 1.22E Section 162(m) Stock Payment. “Section 162(m) Stock Payment” shall mean (i) a payment in the form of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under Article VII-A of this Plan.
          Section 1.23 Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended.
          Section 1.24 Stock Payment. “Stock Payment” shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under Article VII-A of this Plan.
          Section 1.25 Subsidiary. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          Section 1.26 Termination of Employment. “Termination of Employment” shall mean the time when the employee-employer relationship between the Optionee, Grantee, Restricted Stockholder, or Section 162(m) Restricted Stockholder and the Company or any Subsidiary is terminated, voluntarily or involuntarily, for any reason, with or without Cause (as defined below), including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary. The Committee, subject to the definition of Cause below, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, “Cause” shall mean an Employee’s (a) gross negligence in the performance of the responsibilities of such Employee’s office or position; (b) any act of dishonesty or moral turpitude materially adversely affecting the Company or the Company’s reputation; (c) commission of any other willful or intentional act that could reasonably be expected to injure materially the reputation, business or business relationships of the Company or any Subsidiary; or (d) conviction of a felony or of any crime involving moral turpitude, fraud or misrepresentation.
ARTICLE II
SHARES SUBJECT TO PLAN
          Section 2.1 Shares Subject to Plan. (a) The shares of stock subject to Options, or awards of Restricted Stock, Section 162(m) Restricted Stock, Performance Awards, Section 162(m) Performance Awards, Deferred Stock, Section 162(m) Deferred Stock, Stock Payments, or Section 162(m) Stock Payments shall be Common Stock. The aggregate number of shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 7,703,000 shares of Common Stock.
               (b) The maximum number of shares of Common Stock which may be subject to Options, rights or other awards granted under the Plan to any Employee in any calendar year shall not exceed 650,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.
               (c) With regard to Section 162(m) Performance Awards that are cash bonuses or other performance or incentive awards expressed as cash awards (without regard to whether such bonuses or awards are ultimately paid in the form of cash, stock, or a combination of both as described in Section 7.7A), an Employee may not be granted during any calendar year such Section 162(m) Performance Awards in an amount in excess of $1,000,000.
          Section 2.2 Unexercised Options and Awards. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is cancelled without having been fully exercised

(including Restricted Stock, Section 162(m) Restricted Stock or any other award that is forfeited before applicable vesting requirements are met or transfer restrictions have lapsed), the number of shares subject to such Option or other right but as to which such Option or other right was not exercised (or vested or delivered without restriction, as the case may be) prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.
          Section 2.3 Adjustments in Outstanding Options or Rights. Subject to Section 4.2(c), in the event that the outstanding shares of the Common Stock subject to Options or other rights are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a recapitalization, reclassification, stock split, stock dividend or combination of shares or similar transaction, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options or rights, or portions thereof then unexercised, shall be exercisable, so that the Optionee’s, Grantee’s, Restricted Stockholder’s or Section 162(m) Restricted Stockholder’s proportionate interest shall be maintained. Such adjustment shall be made without change in the total price applicable to the unexercised portion of the Option or right (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a “modification” within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, Section 162(m) Restricted Stockholders, the Company or any Subsidiary, their representatives and all other interested persons. Such adjustments will also be made in determining Section 2.1 limitations on maximum number and kind of shares which may be issued on exercise of Options, Restricted Stock, Section 162(m) Restricted Stock or other awards. The shares of Class B Common Stock reserved under this Plan will be reduced as Options, Restricted Stock, Section 162(m) Restricted Stock or other awards are granted or issued so that the aggregate number of any single Class of Stock will never exceed the total amount of shares authorized under the Plan.
ARTICLE III
GRANTING OF OPTIONS
          Section 3.1 Eligibility. Any key Employee of the Company or a Subsidiary except Hugh M. Hefner shall be eligible to be granted Options.
          Section 3.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an “incentive stock option” under Section 422 of the Code. Without limitation of the foregoing, no person shall be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.
          Section 3.3 Granting of Options. (a) The Committee shall from time to time, in its absolute discretion:
               (i) Determine which Employees are “key Employees” and select from among the key Employees (including those to whom Options and/or rights have been previously granted under the Plan or any other stock option or other plan of the Company) such of them as in its opinion should be granted Options; and
               (ii) Determine for each Employee the number of shares to be subject to such Options; and
               (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and
               (iv) Determine the terms and conditions of such Options, consistent with the Plan.

               (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary or other authorized officer to execute and deliver a Stock Option Agreement, and may impose such conditions on the grant of such Option as it deems appropriate, not inconsistent with this Plan. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock, Section 162(m) Restricted Stock, Deferred Stock or Section 162(m) Deferred Stock, Performance Awards, Section 162(m) Performance Awards, Stock Payments or Section 162(m) Stock Payments or other rights which have been previously granted to him. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and be exercised in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of such surrendered Option or award.
               (c) Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an “incentive stock option” under Section 422 of the Code.
               (d) Options granted hereunder shall be consideration for the future performance of services by the Optionee to the Company or a Subsidiary, as applicable.
ARTICLE IV
TERMS OF OPTIONS
          Section 4.1 Option Price. (a) The price of the shares subject to each Non-Qualified Option shall not be less than 100% of the fair market value of such shares at the end of the business day upon which such Option is granted.
               (b) For purposes of the Plan, the fair market value (“Fair Market Value”) of a share of the Company’s Common Stock as of a given date shall be: (i) the closing price of a share of such class of the Company’s Common Stock on the principal exchange on which shares of the Company’s Common Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next subsequent trading day during which a sale occurs; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company’s Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company’s Common Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company’s Common Stock, on such date, as determined in good faith by the Committee; or (iv) if the Company’s Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.
               (c) The price of the shares subject to Incentive Stock Options shall not be less than the greater of (i) 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted, or (ii) 110% of the fair market value of a share of Common Stock on the date such Incentive Stock Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.
          Section 4.2 Commencement of Exercisability; Change of Control. (a) Subject to the provisions of Sections 4.2(b) and 9.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.2 and 9.3, accelerate the time at which such Option or any portion thereof may be exercised; provided further, however, that all outstanding Options shall become fully vested and exercisable as of immediately prior to a Change of Control.

               (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Option Agreement or in a resolution adopted following the grant of the Option. Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Optionee, or amend any other term or condition of such Option relating to such a termination.
               (c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.2(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.
          Section 4.3 Expiration of Options. (a) Unless an Option expires earlier or later pursuant to the terms of a Stock Option Agreement, each Option may be exercised any time until the first of the following events, after which such Option will become unexercisable:
               (i) The expiration of ten (10) years from the date the Option was granted if the Employee is still employed by the Company or any Subsidiary; or
               (ii) The expiration of three (3) months from the Employee’s Termination of Employment if such Termination of Employment results from such Employee’s retirement or such Employee’s being discharged not for Cause, unless the Employee dies within said three-month period; or
               (iii) The effective date of (i) a Termination of Employment for Cause, (ii) the Employee’s resignation, or (iii) a Change of Control specified in clause (iii) of the definition of such term; or
               (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one (1) year from the date of the Optionee’s Termination of Employment; provided, however, that subsection (iv) shall not apply if the Optionee dies within said one-year period; or
               (v) One (1) year from the date of the Optionee’s death.
               (b) Subject to the provisions of Section 4.3(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.
               (c) The term of any Incentive Stock Option shall not be more than five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.
          Section 4.4 No Right to Continued Employment. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without Cause.
          Section 4.5 Reload Options. Options may, in the discretion of the Committee, be granted under the Plan to permit a participant to reaquire any shares such participant delivered to the Company as payment of the exercise price (as described in Section 5.3) in connection with the exercise of an Option hereunder or to reaquire any shares retained by the Company to satisfy the participant’s withholding obligation in connection with the exercise of an Option hereunder (a “Reload Option”). The terms of a Reload Option shall be identical in all material respects to the terms of the Option as to which such Reload Option was granted, provided however, that the exercise price for each share granted under the Reload Option shall be the Fair Market Value of a share at the time such Reload Option is granted.
ARTICLE V
EXERCISE OF OPTIONS
          Section 5.1 Person Eligible to Exercise. (a) Subject to 5.1(b), during the lifetime of an Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to such Optionee. After the death of the Optionee, any exercisable portion of an Option may, within the time frame allowed, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution. To the extent Rule 16b-3 as then in effect permits transfers of Options, the Committee may approve such transfers in its discretion.
               (b) Should the Optionee be determined under applicable law to have become a disabled person or the equivalent thereof, the then-vested portion of the Option may, prior to the time when such Option becomes unexercisable pursuant to the Plan or the applicable Stock Option Agreement, be exercised by the Optionee’s guardian or by any other person empowered to do so under the then applicable laws of guardianship. For purposes of this section 5.1(b), “disabled person” shall mean a person who (i) because of mental deterioration or physical incapacity is not fully able to manage such person’s person or estate or (ii) is mentally ill and who because of such person’s mental illness is not fully able to manage such person’s person or estate.
          Section 5.2 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by terms of the Option, a partial exercise be with respect to a number of shares.
          Section 5.3 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or the Secretary’s office:
               (a) A written notice signed by the Optionee (or other person then entitled to exercise such Option or portion), stating that such Option or portion thereof is being exercised and such notice complies with all applicable rules established by the Committee; and
               (b) Payment in full for the exercised shares:
               (i) In cash or by certified or cashier’s check; or
               (ii) In shares of the same class of the Company’s Common Stock owned by the Optionee; provided, however, that the Optionee may use Common Stock in payment of the exercise price only if the shares so used are considered “mature” for purposes of generally accepted accounting principles, i.e., (x) they have been held by the Optionee free and clear for at least six months prior to the use thereof to pay part of an Option exercise price, (y) they have been purchased by the Optionee in other than a compensatory transaction, or (z) they meet any other requirements for “mature” shares as may exist on the date of the use thereof to pay part of an Option exercise price, as determined by the Committee; further provided, however, that the Optionee may use Common Stock in payment of the exercise price by means of attestation to the Company of his ownership of sufficient shares in a manner reasonably acceptable to the Committee. Shares actually delivered to the Company (i.e., shares for which the attestation mechanism is not used) must be duly endorsed for transfer to the Company. Shares used to pay all or part of the Option exercise price pursuant to this provision will be credited at their Fair Market Value on the date of delivery; or
               (iii) With the consent of the Committee and at the sole discretion of the Company, by a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or
               (iv) With the consent of the Committee and at the sole discretion of the Company, by a “net exercise” via the forfeiture to the Company of a portion of the Option pertaining to shares with a value (based on the Fair Market Value of such underlying Option shares on the date of forfeiture) equal to the exercise price of the portion of the Option being exercised plus the applicable tax withholding amount; or
               (v) Any combination of the consideration provided in the foregoing subsections (i), (ii), (iii) and (iv); or
               (vi) To the extent permitted by law (including then existing interpretations of Rule 16b-3) a “cashless exercise procedure” satisfactory to the Committee which permits the Optionee to deliver an exercise notice to a broker-dealer, who then sells the Option shares, delivers the exercise price and withholding taxes to the Company and delivers the excess funds less commission and withholding taxes to the Optionee; and
               (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and
               (d) Appropriate proof of the right of such person or persons to exercise the option or portion thereof in the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee; and
               (e) Full payment of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option. With the consent of the Committee, shares of the Company’s Common Stock owned by the Employee duly endorsed for transfer or shares of the Company’s Common Stock issuable to the Employee upon exercise of the Option, valued in accordance with Section 4.1(b) of the Plan at the date of Option exercise, may be used to make all or part of such payment.
          Section 5.4 [RESERVED]
          Section 5.5 Additional Conditions to Issuance of Stock Certificates. The shares of Common Stock able and deliverable upon the exercise of an Option shall be fully paid and non-assessable. In addition to satisfaction of the conditions specified in Section 5.3, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:
               (a) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and
               (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and
               (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience.
          Section 5.6 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders or the Company’s stock record books reflect the Optionee as a stockholder pursuant to any book entry procedure approved by the Secretary.

     The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock, acquired by exercise of an Incentive Stock Option, within (i) two years from the date of granting such Option or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.
ARTICLE VI
AWARD OF RESTRICTED STOCK
          Section 6.1 Award of Restricted Stock. (a) The Committee shall from time to time, in its absolute discretion:
               (i) Select from among the key Employees (including Employees who have previously received other awards under this Plan or any other stock option plan of the Company) such of them as in its opinion should be awarded Restricted Stock; and
               (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.
               (b) In all cases, legal consideration meeting the requirements of Delaware law shall be required for each issuance of Restricted Stock.
               (c) Upon the selection of a key Employee to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
          Section 6.2 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.
          Section 6.3 No Right to Continued Employment. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.
          Section 6.4 Rights as Stockholders. Upon delivery of any shares of Restricted Stock that are certificated to the escrow holder pursuant to Section 6.7, and upon issuance thereof, if uncertificated, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distribution with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.
          Section 6.5 Restrictions. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company or a Subsidiary, Company performance, individual performance, or a change of control; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration (other than services) was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder’s rights in unvested Restricted

Stock shall lapse upon Termination of Employment for any reason at any time or prior to any date the Committee may establish.
          Section 6.6 Repurchase of Restricted Stock. If consideration (other than services) was paid for Restricted Stock, the Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock or such other price as may be specified in the Restricted Stock Agreement; provided, however, that provision may be made in the Restricted Stock Agreement in the Committee’s discretion that no such right of repurchase shall exist in the event of a Termination of Employment without Cause, or following a Change in Control of the Company or because of the Restricted Stockholder’s retirement, death or disability, or otherwise.
          Section 6.7 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed (or the Secretary shall establish book entry procedures sufficient to prevent unauthorized transfers of the Restricted Stock).
          Section 6.8 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all certificated shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, or stop transfer instructions with respect to book entry procedures, which legend, legends or instructions shall make appropriate reference to the conditions imposed hereby.
ARTICLE VI-A
AWARD OF SECTION 162(m) RESTRICTED STOCK
          Section 6.1A Award of Section 162(m) Restricted Stock. (a) The Committee shall from time to time, in its absolute discretion:
               (i) Select from among the key Employees (including Employees who have previously received other awards under this Plan or any other stock option plan of the Company) such of them as in its opinion should be awarded Section 162(m) Restricted Stock; and
               (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Section 162(m) Restricted Stock, consistent with this Plan.
               (b) In all cases, legal consideration meeting the requirements of Delaware law shall be required for each issuance of Section 162(m) Restricted Stock.
               (c) Upon the selection of a key Employee to be awarded Section 162(m) Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Section 162(m) Restricted Stock and may impose such conditions on the issuance of such Section 162(m) Restricted Stock as it deems appropriate.
          Section 6.2A Section 162(m) Restricted Agreement. Section 162(m) Restricted Stock shall be issued only pursuant to a written Section 162(m) Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.
          Section 6.3A No Right to Continued Employment. Nothing in this Plan or in any Section 162(m) Restricted Stock Agreement hereunder shall confer on any Section 162(m) Restricted Stockholder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Section 162(m) Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

          Section 6.4A Rights as Stockholders. Upon delivery of any shares of Section 162(m) Restricted Stock that are certificated to the escrow holder pursuant to Section 6.7A, and upon issuance thereof, if uncertificated, the Section 162(m) Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Section 162(m) Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distribution with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5A.
          Section 6.5A Restrictions. All shares of Section 162(m) Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Section 162(m) Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Section 162(m) Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability. The Section 162(m) Restricted Stock Agreement shall provide that a Section 162(m) Restricted Stockholder’s rights in Section 162(m) Restricted Stock shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved. Section 162(m) Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration (other than services) was paid by the Section 162(m) Restricted Stockholder upon issuance, a Section 162(m) Restricted Stockholder’s rights in unvested Section 162(m) Restricted Stock shall lapse upon Termination of Employment for any reason at any time or prior to any date the Committee may establish.
          Section 6.6A Repurchase of Section 162(m) Restricted Stock. If consideration (other than services) was paid for Section 162(m) Restricted Stock, the Committee shall provide in the terms of each individual Section 162(m) Restricted Stock Agreement that the Company shall have the right to repurchase from the Section 162(m) Restricted Stockholder the Section 162(m) Restricted Stock then subject to restrictions under the Section 162(m) Restricted Stock Agreement immediately upon a Termination of Employment at a cash price per share equal to the price paid by the Section 162(m) Restricted Stockholder for such Section 162(m) Restricted Stock or such other price as may be specified in the Section 162(m) Restricted Stock Agreement; provided, however, that provision may be made in the Section 162(m) Restricted Stock Agreement in the Committee’s discretion that no such right of repurchase shall exist in the event of a Termination of Employment without Cause, or following a Change in Control of the Company or because of the Section 162(m) Restricted Stockholder’s retirement, death or disability, or otherwise.
          Section 6.7A Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Section 162(m) Restricted Stock until all of the restrictions imposed under the Section 162(m) Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed (or the Secretary shall establish book entry procedures sufficient to prevent unauthorized transfers of the Section 162(m) Restricted Stock).
          Section 6.8A Legend. In order to enforce the restrictions imposed upon shares of Section 162(m) Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all certificated shares of Section 162(m) Restricted Stock that are still subject to restrictions under Section 162(m) Restricted Stock Agreements, or stop transfer instructions with respect to book entry procedures, which legend, legends or instructions shall make appropriate reference to the conditions imposed hereby.
ARTICLE VII
PERFORMANCE AWARDS, DEFERRED STOCK, STOCK PAYMENTS
          Section 7.1 Performance Award. Any key Employee selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee.

          Section 7.2 Stock Payments. Any key Employee selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. In particular, any person designated by the Committee as a participant in the Company’s Key Executive Incentive Bonus Plan (the “Bonus Plan”) or under the Company Service Award Program (the “Service Award Program”) in accordance with the terms thereof, and whose bonus or service award thereunder is comprised wholly or partially in shares of Common Stock, shall be deemed to have been selected to participate in this Plan, and shall receive such Common Stock denominated bonus as a Stock Payment in accordance with and under the provisions of this Section 7.2. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.
          Section 7.3 Deferred Stock. Any key Employee selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.
          Section 7.4 Performance Award Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Deferred Stock Award and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.
          Section 7.5 Term. The term of a Performance Award Agreement, Deferred Stock Award and/or Stock Payment shall be set by the Committee in its discretion.
          Section 7.6 Exercise Upon Termination of Employment. A Performance Award, Deferred Stock Award and/or Stock Payment is exercisable or payable only while the Grantee is an Employee; provided that the Committee may determine that the Performance Award, Deferred Stock Award and/or Stock Payment may be exercised or paid subsequent to Termination of Employment without cause, or following a Change in Control of the Company, or because of the Grantee’s death or disability.
          Section 7.7 Payment. Payment of the amount determined under Section 7.1 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Sections 5.3 and 5.5.
          Section 7.8 No Right to Continued Employment. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.
ARTICLE VII-A
SECTION 162(m) PERFORMANCE AWARDS, SECTION 162(m) DEFERRED STOCK, SECTION 162(m) STOCK PAYMENTS
          Section 7.1A Section 162(m) Performance Awards. Any key Employee selected by the Committee may be granted one or more Section 162(m) Performance Awards. The right to a Section 162(m) Performance Award shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved.
          Section 7.2A Section 162(m) Stock Payments. Any key Employee selected by the Committee may be granted one or more Section 162(m) Stock Payments. The right to a Section 162(m) Stock Payment shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved.

          Section 7.3A Section 162(m) Deferred Stock. Any key Employee selected by the Committee may be granted an award of Section 162(m) Deferred Stock. An award of Section 162(m) Deferred Stock shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved. Common Stock underlying a Section 162(m) Deferred Stock award will not be issued until the Section 162(m) Deferred Stock award has vested. Unless otherwise provided by the Committee, a Grantee of Section 162(m) Deferred Stock shall have no rights as a Company stockholder with respect to such Section 162(m) Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.
          Section 7.4A Section 162(m) Performance Award Agreement, Section 162(m) Deferred Stock Agreement, Section 162(m) Stock Payment Agreement. Each Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.
          Section 7.5A Term. The term of a Section 162(m) Performance Award Agreement, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment shall be set by the Committee in its discretion.
          Section 7.6A Exercise Upon Termination of Employment. A Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment is exercisable or payable only while the Grantee is an Employee; provided that the Committee may determine that the Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment may be exercised or paid following a Change in Control of the Company, or because of the Grantee’s death or disability.
          Section 7.7A Payment. Payment of the amount determined under Section 7.1A above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII-A is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Sections 5.3 and 5.5.
          Section 7.8A No Right to Continued Employment. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.
ARTICLE VIII
ADMINISTRATION
          Section 8.1 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Options, awards of Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock or Section 162(m) Deferred Stock, Performance Awards, Stock Payments, Section 162(m) Performance Awards, or Section 162(m) Stock Payments are granted and awarded and to adopt such rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules. Options, awards of Section 162(m) Restricted Stock, Section 162(m) Deferred Stock, Section 162(m) Performance Awards and Section 162(m) Stock Payments are intended to qualify as performance-based compensation under Section 162(m) of the Code, and the Committee shall grant or award such Options, rights or other awards in a manner consistent with the rules governing performance-based compensation under Section 162(m) of the Code. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant “incentive stock options” within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.
          Section 8.2 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          Section 8.3 Compensation; Professional Assistance; Good Faith Action. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, Section 162(m) Restricted Stockholders, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Options or other awards, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.
ARTICLE IX
OTHER PROVISIONS
          Section 9.1 Options and Other Rights Are Not Transferable. No Options, Performance Awards, Stock Payments, Section 162(m) Performance Awards, Section 162(m) Stock Payments, Restricted Stock, Section 162(m) Restricted Stock, Deferred Stock Awards or Section 162(m) Deferred Stock Awards or interest under this Plan or part thereof shall be liable for the debts, contracts or engagements of any Optionee, Grantee, Restricted Stockholder or their respective successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9.1 shall prevent transfers by will, by the applicable laws of descent and distribution or by the approval of the Committee as described in Section 5.1(a) of the Plan.
          Section 9.2 Amendment, Suspension or Termination of the Plan; Modification of Options. The Board may at any time terminate the Plan. With the express written consent of an individual participant, the Board or the Committee may cancel or reduce or otherwise alter outstanding Options or other awards. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided that any such amendment shall be contingent on obtaining the approval of the shareholders of the Company if the Committee determines that such approval is necessary to comply with any requirement of law or any rule of any stock exchange on which the Company’s equity securities are traded, or in order for Options or other awards to qualify for an exception from Section 162(m) of the Code (to the extent they would so qualify but for the absence of shareholder approval). Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of an Option, Restricted Stock, Section 162(m) Restricted Stock or award, alter or impair any rights or obligations under any such Option, Restricted Stock, Section 162(m) Restricted Stock or award. No Option, Restricted Stock, Section 162(m) Restricted Stock or award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from May 23, 2007, the date the Plan, as amended, is approved by the Company’s stockholders under Section 9.3. An Option, Restricted Stock, Section 162(m) Restricted Stock or award shall be subject in all events to the condition that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of any of the Company’s securities upon any securities exchange or under any law, regulation or other requirement of any governmental authority is necessary or desirable, or that any consent or approval from any governmental authority is necessary or desirable, then the Board may modify the terms of any Option, Restricted Stock, Section 162(m) Restricted Stock or other award granted under the Plan, without the consent of the Optionee, Grantee, Restricted Stockholder or Section 162(m) Restricted Stockholder in any manner which the Board deems necessary or desirable in order to improve the Company’s ability to obtain such listing, registration, qualification, consent or approval.
          Section 9.3 Approval of Plan by Stockholders. The Plan shall become effective as of the date of Board approval (the “Effective Date”), subject to the approval of the Company’s stockholders within 12 months after the Effective Date; provided, however, that notwithstanding anything herein or in any award agreement to the contrary, all Section 162(m) Performance Awards, Section 162(m) Stock Payments, Section 162(m) Restricted Stock, and Section 162(m) Deferred Stock awarded prior to such stockholder approval shall be void if such approval has not been obtained at the end of said 12-month period.
          Section 9.4 Effect of Plan Upon Other Option and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.
          Section 9.5 No Obligation to Register. The Company shall not be deemed, by reason of the granting of any Option or any other award hereunder, to have any obligation to register the shares of Common Stock subject to such Option or award under the Securities Act or to maintain in effect any registration of such shares which may be made at any time under the Securities Act.
          Section 9.6 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee, Restricted Stockholder or Section 162(m) Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Payment, Section 162(m) Restricted Stock, Section 162(m) Deferred Stock, Section 162(m) Performance Award, or Section 162(m) Stock Payment.
          Section 9.7 Loans. The Committee may permit, in its discretion, and subject to the Company’s approval, the extension by the Company of one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Payment, Section 162(m) Performance Award, or Section 162(m) Stock Payment granted under this Plan, or the issuance of Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee, subject to the Company’s approval.
          Section 9.8 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any Option, Performance Award, Stock Payment, Section 162(m) Performance Award, or Section 162(m) Stock Payment granted, or Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded, to a key Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option, right or award intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.
          Section 9.9 Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Payments, Section 162(m) Restricted Stock awards, Section 162(m) Deferred Stock awards, Section 162(m) Performance Awards, or Section 162(m) Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Payments, Section 162(m) Performance Awards, or Section 162(m) Stock Payments granted or Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Payments, Section 162(m) Restricted Stock awards, Section 162(m) Deferred Stock awards, Section 162(m) Performance Awards, or Section 162(m) Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
          Section 9.10 Noncompetition Provisions. The Committee, as a condition of issuing any award under the Plan, may include in any agreement evidencing such award such noncompetition and/or nonsolicitation provisions as it may deem appropriate, in its sole discretion, and any award containing such provisions shall not be effective until and unless the grantee thereof acknowledges by written consent his or her obligation to be bound thereby.
          Section 9.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.
          Section 9.12 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Appendix B
SECOND AMENDED AND RESTATED
1997 EQUITY PLAN FOR NON-EMPLOYEE
DIRECTORS OF PLAYBOY ENTERPRISES, INC.
(as amended through May 23, 2007)
     1. Purpose. The purposes of the Plan are (1) to promote the growth and long-term success of Playboy Enterprises, Inc., a Delaware corporation (the “Company”), by offering Non-Employee Directors the ability to acquire Common Stock of the Company, (2) to enable the Company to attract and retain qualified persons to serve as Non-Employee Directors, which services are considered essential to the long-term success of the Company, by offering them an opportunity to own Common Stock of the Company, and (3) to more closely align the interests of Non-Employee Directors with the interests of the Company’s stockholders by paying certain amounts of compensation for services as a Director in the form of shares of Common Stock.
     2. Definitions. In addition to the other terms defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they have the meanings specified below, unless the context clearly indicates otherwise.
     “Accounting Period” means each calendar quarter of the Company, such quarters beginning on January 1, April 1, July 1 and October 1 of each year.
     “Award” means an award of an Option Right, Restricted Stock or Common Stock Grant under this Plan.
     “Board” means the Board of Directors of the Company.
     “Calendar Year” means the period beginning on January 1 of each year and ending on December 31 of each year.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Committee Fees” means the compensation payable to a Non-Employee Director with regard to Committee positions held, as determined by the Board from time to time, but for purposes of Section 6 of this Plan shall not include any such compensation subject to deferral under the Deferred Compensation Plan pursuant to an agreement executed by a Non-Employee Director and the Company in accordance with the terms of the Deferred Compensation Plan.
     “Common Stock” means the Class B Common Stock, par value $0.01 per share, of the Company, and any security into which such Common Stock may be converted or for which such Common Stock may be exchanged by reason of any transaction or event of the type described in Section 9 of this Plan.
     “Common Stock Grant” means Common Stock, other than Restricted Stock, awarded pursuant to Section 5 of this Plan.
     “Company” has the meaning set forth in Section 1, and includes its successors.
     “Date of Award” means the date specified by the Board on which an Award becomes effective, which shall not be earlier than the date on which the Board takes action with respect thereto.
     “Deferred Compensation Plan” means the Playboy Enterprises, Inc. Board of Directors’ Deferred Compensation Plan, effective as of October 1, 1992, as it may be amended from time to time.
     “Employee” means any officer or other employee of the Company or of any corporation which is then a Subsidiary.
     “Issuance Date” has the meaning set forth in Section 6.
     “Mandatory Committee Fee Shares” means Common Stock awarded pursuant to Section 6(c) with an aggregate Market Value per Share generally equal to 50% of a Non-Employee Director’s Committee Fees.

     “Mandatory Meeting Fee Shares” means Common Stock awarded pursuant to Section 6(a) with an aggregate Market Value per Share generally equal to 100% of a Non-Employee Director’s Meeting Fees.
     “Mandatory Retainer Shares” means Common Stock awarded pursuant to Section 6(b) with an aggregate Market Value per Share generally equal to 50% of a Non-Employee Director’s Retainer.
     “Meeting Fees” means the compensation payable to a Non-Employee Director with regard to the number of Board meetings attended, as determined by the Board from time to time, but for purposes of Section 6 of this Plan shall not include any such compensation subject to deferral under the Deferred Compensation Plan pursuant to an agreement executed by a Non-Employee Director and the Company in accordance with the terms of the Deferred Compensation Plan.
     “Market Value per Share” means either (a) the closing price of a share of Common Stock as reported on the New York Stock Exchange (the “NYSE”) on the date as of which such value is being determined, or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported, as published in the Midwest Edition of The Wall Street Journal, or (b) if there is no reporting of transactions on the NYSE, the fair market value of a share of Common Stock as determined by the Board from time to time.
     “Non-Employee Director” means a member of the Board who is not an Employee.
     “Optionee” means a Non-Employee Director to whom an Option Right is awarded under this Plan.
     “Option Price” means the purchase price payable upon the exercise of an Option Right.
     “Option Right” means the right to purchase shares of Common Stock from the Company upon the exercise of an option awarded hereunder.
     “Participant” means a Non-Employee Director (or a person who has agreed to commence serving in such capacity) who is selected by the Board to receive Awards under this Plan, who is entitled to receive Mandatory Meeting Fee Shares, Mandatory Retainer Shares, or Mandatory Committee Fee Shares or who has elected to receive Voluntary Shares.
     “Participation Agreement” means the agreement submitted by a Non-Employee Director to the Secretary of the Company pursuant to which a Non-Employee Director may elect to receive all or any portion of his or her Retainer in the form of Voluntary Shares for a specified period in the future.
     “Performance Objectives” means the performance objectives that may be established by the Board pursuant to this Plan for Participants who have received Awards.
     “Plan” means the Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc. as set forth herein, as the same may be amended or restated from time to time.
     “Restricted Stock” means Common Stock awarded pursuant to Section 5 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 5 hereof have expired.
     “Restricted Stockholder” means a Non-Employee Director to whom Restricted Stock has been awarded under this Plan.
     “Retainer” means the portion of a Non-Employee Director’s annual compensation that is payable without regard to the number of board meetings attended or committee positions held, as determined by the Board from time to time, but for purposes of Section 7 of this Plan shall not include (a) any such compensation subject to deferral under the Deferred Compensation Plan pursuant to an agreement executed by a Non-Employee Director and the Company in accordance with the terms of the Deferred Compensation Plan and (b) any such compensation which is issued to a Non-Employee Director as Mandatory Retainer Shares pursuant to Section 6(b) hereof.
     “Rule 16b-3” means Rule 16b-3 under the Securities Exchange Act of 1934, as amended or any successor rule.
     “Subsidiary” means any corporation, partnership, joint venture, limited liability company, unincorporated association or other entity (each, an “Entity”) in an unbroken chain of Entities beginning with the Company if each of the Entities other than the last Entity in the unbroken chain then owns stock or other interests possessing 50 percent or more of the total combined voting power of all classes of stock or other interests in one of the other Entities in such chain.

     “Termination of Directorship” means the time when a Participant ceases to be a Director for any reason, including, without limitation, a termination by resignation, removal, failure to be elected or reelected, death or retirement.
     “Valuation Date” has the meaning set forth in Section 6(a).
     “Voluntary Shares” has the meaning set forth in Section 7(a).
     3. Shares Available under the Plan. Subject to adjustment as provided in Section 9 of this Plan, the number of shares of Common Stock issued or transferred, plus the number of shares of Common Stock covered by outstanding Awards and not forfeited under this Plan, shall not in the aggregate exceed 600,000 shares, which may be shares of original issuance or shares held in treasury or a combination thereof. If an Option Right lapses or terminates before such Option is exercised or shares of Restricted Stock or Common Stock Grants are forfeited, for any reason, the shares covered thereby may again be made subject to Awards or issued as Mandatory Meeting Fee Shares, Mandatory Retainer Shares, Mandatory Committee Fee Shares or Voluntary Shares under this Plan.
     4. Option Rights. The Board may from time to time authorize Awards to Participants of Options to purchase shares of Common Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:
          (a) Each Award shall specify the number of shares of Common Stock to which the Option Rights pertain.
          (b) Each Award of Option Rights shall specify an Option Price per share of Common Stock, which shall be equal to or greater than the Market Value per Share on the Date of Award.
          (c) Each Award of Option Rights shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, nonrestricted shares of Common Stock, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including, without limitation, any form of consideration authorized under Section 4(d) below, on such basis as the Board may determine in accordance with this Plan, and (iv) any combination of the foregoing. In addition, the Board may, in its discretion and whether or not specified in an Award of Option Rights, permit payment of the Option Price by a “net exercise” via the forfeiture to the Company of a portion of the Option Rights pertaining to shares of Common Stock with a value (based on the Market Value per Share on the date of such forfeiture) equal to the exercise price of the portion of the Option Rights being exercised plus the applicable tax withholding amount.
          (d) On or after the Date of Award of any Option Right, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of shares of Restricted Stock or other shares of Common Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Award, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the shares of Common Stock received by the Optionee upon the exercise of the Option Right shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares of Common Stock received by the Optionee as applied to the forfeitable or restricted shares of Common Stock surrendered by the Optionee.
          (e) Any Award of Option Rights may provide for the deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates.
          (f) Successive Awards may be made to the same Participant regardless of whether any Option Rights previously awarded to the Participant remain unexercised.
          (g) Each Award shall specify the period or periods of continuous service as a Non-Employee Director by the Optionee that are necessary or Performance Objectives that must be achieved before the Option Rights or installments thereof shall become exercisable, and any Award may provide for the earlier exercise of the Option Rights in the event of a change in control of the Company or other transaction or event.

          (h) The term of an Option Right shall be set by the Board; provided, however, that no Option Right awarded pursuant to this Section 4 may have a term of more than 10 years from the Date of Award.
          (i) Each Award of an Option Right shall be evidenced by a written Stock Option Agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.
     5. Common Stock Grants and Restricted Stock. The Board may also authorize Awards to Participants of Common Stock Grants and Restricted Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:
          (a) A Common Stock Grant consists of the transfer by the Company to a Participant of shares of Common Stock in consideration and as additional compensation for services performed for the Company. Each Award of Common Stock Grants and Restricted Stock shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to, in the case of Awards of Restricted Stock, the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.
          (b) Each Award of Restricted Stock shall provide that the shares of Restricted Stock covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Award, and may provide for the termination of such risk of forfeiture upon the achievement of certain Performance Objectives, in the event of a change in control of the Company, or upon any other transaction or event.
          (c) Each Award of Restricted Stock shall provide during the period for which such substantial risk of forfeiture is to continue, and any Award of Common Stock Grants may provide, that the transferability of the shares of Common Stock subject to such Awards shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Award. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the shares of Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.
          (d) Any Award of a Common Stock Grant or Restricted Stock may be made in consideration of payment by the Participant of an amount that is less than the Market Value per Share on the Date of Award, but in no event shall the value of the consideration provided with respect to any such Award be less than the par value per share of Common Stock.
          (e) Any Award of Restricted Stock may require that any or all dividends or other distributions paid on the shares of Restricted Stock during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.
          (f) Each Award of a Common Stock Grant and Restricted Stock shall be evidenced by a Stock Grant Agreement or Restricted Stock Agreement (as the case may be), which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, Restricted Stock will be held in book-entry form by the Company as custodian for the Participant. Any certificates representing shares of Restricted Stock, together with a stock power endorsed in blank by the Participant with respect to the shares of Restricted Stock, shall be held in custody by the Company until all restrictions thereon lapse.
          (g) The Board may provide, at or after the Date of Award of any Common Stock Grant or Restricted Stock, for the payment of a cash award intended to offset the amount of tax that the Participant may incur in connection with such Common Stock Grant or Restricted Stock, including, without limitation, tax on the receipt of such cash award.
          (h) The Board may provide in any individual Stock Grant Agreement or Restricted Stock Agreement that the Company shall have the right to repurchase the Restricted Stock then subject to restrictions under the Restricted Stock Agreement, or the Common Stock subject to the Common Stock Grant, immediately upon a Termination of Directorship for any reason at a cash price per share equal to the cash price paid by the Participants for such Restricted Stock or Common Stock. In the discretion of the Board, provision may be made that no such right of repurchase shall exist in the event of a Termination of Directorship without cause or because of the Participant’s retirement, death or permanent and total disability.
     6. Mandatory Meeting Fee, Retainer, and Committee Fee Shares.
          (a) Commencing with the first meeting of the Board following the effective date of this Plan, all Meeting Fees shall be payable in the form of Mandatory Meeting Fee Shares. No later than ten (10) days following the end of an Accounting Period (the “Issuance Date”), the Company shall issue to each Non-Employee Director a number of Mandatory Meeting Fee Shares equal to (i) the amount of such Director’s Meeting Fees for such Accounting Period, divided by (ii) the Market Value per Share on the last day of each Accounting Period (the “Valuation Date”) with respect to which such Meeting Fees are payable. To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractional shares shall be disregarded, and the remaining amount of Meeting Fees shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of Mandatory Meeting Fee Shares to a Director.
          (b) Commencing on January 1, 2001, 50% of each Non-Employee Director’s Retainer shall be payable in the form of Mandatory Retainer Shares. Upon the Issuance Date, the Company shall issue to each Non-Employee Director a number of Mandatory Retainer Shares equal to (i) 50% of the amount of such Director’s Retainer for such accounting period, divided by (ii) the Market Value per Share on the applicable Valuation Date. To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractions shares shall be disregarded, and the remaining amount of such portion of the Non-Employee Director’s Retainer shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of Mandatory Retainer Shares to a Director.
          (c) Commencing on January 1, 2003, 50% of each Non-Employee Director’s Committee Fees shall be payable in the form of Mandatory Committee Fee Shares. Upon the Issuance Date, the Company shall issue to each Non-Employee Director a number of Mandatory Committee Fee Shares equal to (i) 50% of the amount of such Director’s Committee Fees for such accounting period, divided by (ii) the Market Value per Share on the applicable Valuation Date. To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractions shares shall be disregarded, and the remaining amount of such portion of the Non-Employee Director’s Committee Fees shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of Mandatory Committee Fee Shares to a Director
     7. Voluntary Shares. Each Non-Employee Director shall be eligible to elect to receive shares of Common Stock in accordance with the following provisions:
          (a) Prior to the commencement of the Company’s Calendar Year (or by such other date as may be specified by the Board), a Participant may elect, by the filing of a Participation Agreement, to have up to 100 percent of his or her Retainer and/or Committee Fees paid by the Company in the form of shares of Common Stock in lieu of a cash payment (the “Voluntary Shares”). Such Participation Agreement must, except as the Board may otherwise provide, be filed as a one-time election for the applicable Calendar Year. Unless the Director revokes or changes such election by filing a new Participation Agreement by the due date therefor specified in this Section 7(a), such election shall apply to a Participant’s Retainer for each subsequent Calendar Year. Once an election has been terminated, another election may not be made effective until the commencement of the next subsequent full Calendar Year unless the Board shall have otherwise provided.
          (b) No later than the Issuance Date, the Company shall issue to each Participant who has made an election under Section 7(a), a number of Voluntary Shares for the prior Accounting Period equal to (i) the amount of such Director’s Retainer and Committee Fees for such Accounting Period that such Director has elected to receive as Voluntary Shares, divided by (ii) the Market Value per Share on the Valuation Date. To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractional shares shall be disregarded, and the remaining amount of the Retainer and Committee Fees shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of the Voluntary Shares to a Director.
     8. Transferability.

          (a) Except as may be otherwise determined by the Board, (i) Awards, Mandatory Meeting Fee Shares, Mandatory Retainer Shares, Mandatory Committee Fee Shares and Voluntary Shares issued or granted under this Plan shall be issued only to a Participant, (ii) Option Rights and Restricted Stock may be transferred by a Participant only by will or the laws of descent and distribution, and (iii) Option Rights may not be exercised during a Participant’s lifetime except by the Participant or, in the event of the Participant’s legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.
          (b) Any Award made under this Plan may provide that all or any part of the shares of Common Stock that are to be issued or transferred by the Company upon the exercise of Option Rights, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5 of this Plan, shall be subject to further restrictions upon transfer.
          (c) To the extent required to satisfy any condition to exemption available pursuant to Rule 16b-3, Mandatory Meeting Fee Shares, Mandatory Retainer Shares, Mandatory Committee Fee Shares and Voluntary Shares acquired by a Participant shall be held by the Participant for a period of at least six months following the date of such acquisition.
     9. Adjustments. The Board may make or provide for such adjustments in the (a) number of shares of Common Stock covered by outstanding Awards, payable as Mandatory Meeting Fee Shares, Mandatory Retainer Shares or Mandatory Committee Fee Shares or subject to elections to receive Voluntary Shares, (b) prices per share applicable to Option Rights, and (c) kind of shares (including, without limitation, shares of another issuer) covered thereby, as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, or issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Awards, Mandatory Meeting Fee Shares, Mandatory Retainer Shares, Mandatory Committee Fee Shares or Voluntary Shares to be issued under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards, Mandatory Meeting Fee Shares, Mandatory Retainer Shares, Mandatory Committee Fee Shares or Voluntary Shares so replaced. The Board may also make or provide for such adjustments in the numbers and kind of shares specified in Section 3 of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 9.
     10. Fractional Shares. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions, for the settlement thereof in cash or for such other adjustments as the Board may deem appropriate under this Plan.
     11. Withholding Taxes. To the extent, if any, that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.
     12. Certain Terminations of Directorships.
          (a) Notwithstanding any other provision of this Plan to the contrary, in the event of a Termination of Directorship by reason of death or disability, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right that is not immediately and fully exercisable or any Award as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, the Board may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan.

          (b) If a Non-Employee Director becomes an Employee while continuing to serve as a Director, that fact alone shall not result in a Termination of Directorship or otherwise impair the rights such Director may have under this Plan, including, without limitation, the rights such Director may have under any Award outstanding under this Plan, but such Director shall no longer be eligible to receive any further Awards, Mandatory Meeting Fee Shares, Mandatory Retainer Shares, Mandatory Committee Fee Shares or Voluntary Shares under this Plan.
     13. Administration.
          (a) Administration by the Board; Delegation. This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee or subcommittee of not less than two Directors appointed by the Board who are “non-employee directors” within the meaning of that term as defined in Rule 16b-3. To the extent of any delegation by the Board under this Plan, references in this Plan to the Board shall also refer to the applicable committee or subcommittee. The majority of any such committee or subcommittee shall constitute a quorum, and the action of a majority of its members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of such committee or subcommittee.
          (b) Administrative Powers. The Board shall have the power to interpret this Plan, the Option Rights, the Common Stock Grants, the Restricted Stock, the procedures for issuance of Mandatory Meeting Fee Shares, Mandatory Retainer Shares or Mandatory Committee Fee Shares and elections to receive Voluntary Shares, and the agreements pursuant to which the Option Rights, the Common Stock Grants, the Restricted Stock, the Mandatory Meeting Fee Shares, Mandatory Retainer Shares, Mandatory Committee Fee Shares and the Voluntary Shares are awarded and issued (including Participation Agreements), and to adopt such rules for the administration, interpretation and application of this Plan (including the administration of this Plan in conjunction with the Deferred Compensation Plan), and such agreements as are consistent therewith and to interpret, amend or revoke any such rules. Any Award under this Plan need not be the same with respect to each Optionee or Restricted Stockholder.
          (c) Professional Assistance; Good Faith Actions. All expenses and liabilities which members of the Board incur in connection with the administration of this Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, or any Option, Common Stock Grant, Restricted Stock, Mandatory Meeting Fee Shares, Mandatory Retainer Shares, Mandatory Committee Fee Shares or Voluntary Shares, and all members of the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.
     14. Amendment, Suspension, Termination and Other Matters.
          (a) This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without further approval of the stockholders of the Company, no action of the Board may, except as provided in Section 9 of this Plan, increase the limits imposed in Section 3 on the maximum number of shares of Common Stock which may be issued under this Plan, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law or the rules of any U.S. stock exchange, including the NYSE, on which the Common Stock may be listed for trading or authorized for quotation. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Award, alter or impair any rights or obligations under any Award theretofore granted, unless the Award itself otherwise expressly so provides.
          (b) The Board may make under this Plan any Award or combination of Awards authorized under this Plan in exchange for the cancellation of an Award that was not made under this Plan.
          (c) Except as provided in Section 14(b) of this Plan, the making of one or more Awards to a Non-Employee Director under this Plan shall not preclude the making of Awards to such Non-Employee Director under any other stock option or incentive plan previously or subsequently adopted by the Board, nor shall the fact that a Non-Employee Director has received one or more awards under any other stock option or incentive plan of the Company preclude such Non-Employee Director from receiving awards under this Plan.
     15. Termination of the Plan. No further awards shall be made under this Plan after the passage of 10 years from May 23, 2007, the date on which this Plan, as amended, is approved by the stockholders of the Company.
     16. Effective Date. The effective date of this Plan shall be the date of its adoption by the Board of Directors. This Plan and all Awards granted, Mandatory Meeting Fee Shares issued, and any elections to receive Voluntary Shares effected prior to the stockholder approval hereinafter mentioned, shall be void and of no further force and effect unless this Plan shall have been approved at a meeting of stockholders of the Company called for such purpose by the affirmative vote of a majority of the shares of Class A Common Stock of the Company represented in person or by proxy.

Appendix C
PLAYBOY ENTERPRISES, INC.
EMPLOYEE STOCK PURCHASE PLAN
(as amended through May 23, 2007)
          SECTION 1. PURPOSE.
     This Employee Stock Purchase Plan (the “Plan”) is intended to advance the interests of Playboy Enterprises, Inc. (the “Company”) and its stockholders by allowing employees of the Company and those subsidiaries of the Company that participate in the Plan the opportunity to purchase shares of the Company’s Class B Common Stock (“Class B Common Stock”). It is intended that the Plan will constitute an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).
          SECTION 2. ADMINISTRATION.
     The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors, comprised of persons who are both non-employee directors within the meaning of Rule 16b-3 which has been adopted by the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended, as such rule or its equivalent is then in effect (“Rule 16b-3”) and “outside directors” within the meaning of Section 162(m) of the Code. The majority of the Committee shall constitute a quorum, and the action of (a) a majority of the members of the Committee present at any meeting at which a quorum is present or (b) all members acting unanimously by written consent, shall be the acts of the Committee.
     The interpretation and construction by the Committee of any provision of the Plan or of any subscription to purchase shares under it shall be final. The Committee may establish any policies or procedures which in the discretion of the Committee are relevant to the operation and administration of the Plan and may adopt rules for the administration of the Plan. The Committee will, from time to time, designate the subsidiaries (as defined below) of the Company whose employees will be eligible to participate in the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any subscription to purchase shares under it. For purposes of this Plan, the term “subsidiary” means any corporation in which the Company directly or indirectly owns or controls more than 50 percent of the total combined voting power of all classes of stock issued by the corporation.
          SECTION 3. ELIGIBILITY.
     Each employee of the Company or of a participating subsidiary of the Company whose customary employment is a minimum of 20 hours per week may subscribe to purchase shares of Class B Common Stock under the terms of the Plan, except that no employee may subscribe to purchase shares on the immediately following Purchase Date (as defined below) if, immediately after the immediately preceding Subscription Date (as defined below), such employee would own stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company. For purposes of this paragraph, stock ownership of an individual shall be determined under the rules of Section 424(d) of the Code.
     For purposes of the Plan:
               (a) The term “Subscription Date” means the first business day of each fiscal quarter of the Company during which the Plan is effective or, in the case of a participant who is not an employee of the Company or a participating subsidiary of the Company as of a particular Subscription Date, the date thereafter on which such participant became an employee of the Company or a participating subsidiary of the Company. The first Subscription Date under the Plan will be July 1, 1996.
               (b) The term “Purchase Date” means the last business day of the fiscal quarter in which the related Subscription Date occurs.
          SECTION 4. PARTICIPATION.
               (a) An eligible employee shall evidence his or her agreement to subscribe for shares by completing a written agreement (the “Subscription and Authorization Form”) provided by the Committee and filing it as directed by the Committee. A Subscription and Authorization Form will take effect within a reasonable time after it has been filed with the Company. Once an employee provides the Committee with the Subscription and Authorization Form, he or she continues as a participant in the Plan on the terms provided in such form until he or she provides a new form or withdraws from the Plan.
               (b) In the Subscription and Authorization Form, an eligible employee shall designate any whole dollar amount to be withheld from such employee’s compensation in each pay period and used to purchase shares of Common Stock on the next Purchase Date, subject to the following limitations: (i) the whole dollar amount (on an annualized basis) shall not exceed 10 percent of his or her compensation (as defined below) on an annualized basis; (ii) the maximum number of shares of Class B Common Stock which can be purchased by any one employee on any Purchase Date shall not exceed 1,000 shares of the Class B Common Stock; and (iii) the Committee may establish from time to time minimum payroll deductions. For purposes of this Plan, the term “compensation” means an eligible employee’s bi-weekly base salary.
          SECTION 5. STOCK.
     The stock purchased under the Plan shall be shares of authorized but unissued or reacquired Class B Common Stock. Subject to the provisions of Section 6(h), the aggregate number of shares which may be purchased under the Plan shall not exceed 230,000 shares of Class B Common Stock. In the event that the dollar amount of shares subscribed for in any quarter exceeds the number of shares available to be purchased under the Plan, the shares available to be purchased shall be allocated on a pro rata basis among the subscriptions.
          SECTION 6. TERMS AND CONDITIONS OF SUBSCRIPTIONS.
     Subscriptions shall be evidenced by a Subscription and Authorization Form in such form as the Committee shall from time to time approve, provided that all employees subscribing to purchase shares shall have the same rights and privileges (except as otherwise provided in Section 4(b) and subparagraph (d) below), and provided further that such subscriptions shall comply with and be subject to the following terms and conditions:
               (a) Purchase Price. The purchase price shall be an amount equal to 85 percent of the fair market value of such stock on the Purchase Date. During such time as the Class B Common Stock is traded on the New York Stock Exchange, the fair market value per share shall be the closing price of the Class B Common Stock (as reported in the record of Composite Transactions for New York Stock Exchange listed securities and printed in The Wall Street Journal) on such Purchase Date (or on the next regular business date on which shares of the Class B Common Stock of the Company shall be traded in the event that no shares of the Class B Common Stock shall have been traded on the Purchase Date). Subject to the foregoing, the Committee shall have full authority and discretion in fixing the purchase price.
               (b) Medium and Time of Payment. The purchase price shall be payable in full in United States dollars, pursuant to uniform policies and procedures established by the Committee. The funds required for such payment will be derived by withholding from an employee’s compensation. An employee shall have the right at any time to terminate the withholding from his or her compensation of amounts to be paid toward the purchase price. An employee shall have the right, one time in each quarter, to change the amount so withheld, by submitting a written request to the Company at least 15 business days before any Purchase Date. An employee shall have the right to cancel his or her subscription in whole and to obtain a refund of amounts withheld from his or her compensation by submitting a written request to the Company at least 15 business days before any Purchase Date. Any cancellation of a subscription in whole will constitute a withdrawal under Section 4(a) of the Plan. Such amounts shall thereafter be paid to the employee within a reasonable period of time.

               (c) No Interest on Employee Funds. No interest shall accrue on any amounts withheld from an employee’s compensation.
               (d) Accrual Limitation. No subscription shall permit the rights of an employee to purchase stock under all “employee stock purchase plans” (as defined in the Code) of the Company to accrue, under the rules set forth in Section 423(b)(8) of the Code, at a rate which exceeds $25,000 of fair market value of such stock (determined at the time of subscription) for each calendar year.
               (e) Termination of Employment. If an employee who has subscribed for shares ceases to be employed by the Company or a participating subsidiary before any applicable Purchase Date:
               i. Because of retirement or disability, he or she may elect to continue making payments equal to the rate of payroll deductions made before retirement or disability until the first Purchase Date following retirement or disability; or otherwise the accumulated payment in his or her account at the time of retirement or disability will be applied to purchase shares at the applicable purchase price on the first Purchase Date following such retirement or disability, unless the Company is otherwise notified in writing.
               ii. For any other reason, he or she may elect to have the accumulated payment in his or her account at the time of termination applied to purchase shares at the applicable purchase price on the first Purchase Date following such termination; or otherwise the total unused payments credited to his or her account on the date of termination will be refunded within a reasonable time without interest, unless the Company is otherwise notified in writing.
               (f) Transferability. Neither payments credited to an employee’s account nor any rights to subscribe to purchase shares of Class B Common Stock under the Plan may be transferred by an employee except by the laws of descent and distribution. Any such attempted transfer will be without effect, except that the Company may treat such act as an election by the employee to withdraw in accordance with Section 6(b). Shares of Class B Common Stock may be purchased under the Plan only by subscribing employees who have legal capacity as determined under applicable state law or, in the event of the employee’s legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the employee under state law or court supervision.
               (g) Death and Designation of Beneficiary. An employee may file with the Company a written designation of beneficiary and may change such designation of beneficiary at any time by written notice to the Company. On the death of an employee, the elections provided on termination of employment for retirement or disability may be exercised by the employee’s beneficiary, executor, administrator, or other legal representative.
               (h) Adjustments. The Committee may make or provide for such adjustments in the purchase price and in the number or kind of shares of the Class B Common Stock or other securities covered by outstanding subscriptions, or specified in the second sentence of Section 5 of the Plan, as the Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of employees that would otherwise result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; (ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, separation, reorganization, partial or complete liquidation, or other distribution of assets, issuance of rights or warrants to purchase stock; or (iii) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding subscriptions under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances.
               (i) Rights as a Stockholder. An employee shall have no rights as a stockholder with respect to any Class B Common Stock covered by his or her subscription until the Purchase Date following payment in full. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of such purchase, except as provided in Section 6(h) of the Plan.

               (j) Fractional Shares. Fractional shares may be purchased under the Plan and credited to an account for the employee. The Company, however, shall have the right to pay cash in lieu of any fractional shares of Class B Common Stock to be distributed from an employee’s account under the Plan.
               (k) Other Provisions. The Subscription and Authorization Form authorized under the Plan shall contain such other provisions as the Committee may deem advisable, provided that no such provisions may in any way be in conflict with the terms of the Plan.
          SECTION 7. TERM OF PLAN.
     Eligible employees may subscribe for shares under the Plan until April 25, 2016; provided, however, that the Committee may terminate or suspend the Plan if at any time there are less than 5 percent of the eligible employees participating in the Plan.
          SECTION 8. AMENDMENT OF THE PLAN.
     The Plan may be amended from time to time by the Committee, but without further approval of the stockholders, no such amendment shall (a) increase the aggregate number of shares of Class B Common Stock that may be issued and sold under the Plan (except that adjustments authorized by Section 6(h) of the Plan shall not be limited by this provision) or (b) materially modify the requirements as to eligibility for participation in the Plan.
          SECTION 9. APPROVAL OF STOCKHOLDERS.
     The Plan shall take effect upon adoption by the Board of Directors; provided, however, that any subscriptions and purchases under the Plan shall be null and void unless the Plan is approved by a vote of the holders of a majority of the total number of outstanding shares of voting stock of the Company present in person or by proxy at a meeting at which a quorum is present in person or by proxy, which approval must occur within the period of 12 months after the date the Plan is adopted by the Board of Directors.

PROXY	PLAYBOY ENTERPRISES, INC.	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE 2007 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2007
          The undersigned hereby constitutes and appoints CHRISTIE HEFNER and HOWARD SHAPIRO, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Class A Common Stock of PLAYBOY ENTERPRISES, INC. registered in the name of the undersigned, as of March 26, 2007, at the 2007 Annual Meeting of Stockholders of Playboy Enterprises, Inc. to be held May 23, 2007 and at any and all adjournments or postponements of that meeting. The undersigned hereby further authorizes such Proxies to vote in their discretion upon such other matters as may properly come before such Annual Meeting and at any and all adjournments or postponements thereof. Receipt of the Notice of the 2007 Annual Meeting of Stockholders and Proxy Statement is hereby acknowledged.
          The right to revoke this proxy at any time before it is voted is reserved. When properly executed, this proxy will be voted or withheld in accordance with the specifications made in this proxy. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR ALL” OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1; “FOR” PROPOSALS 2, 3, 4 AND 5; AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
(Continued, and to be marked, signed and dated, on other side)

▲FOLD AND DETACH HERE ▲

PLAYBOY ENTERPRISES, INC.
PLEASE MARK VOTE IN CIRCLE IN THE FOLLOWING MANNER USING DARK INK ONLY. •
The Board of Directors recommends a vote FOR proposals (1), (2), (3), (4), and (5):

1.	Election of Directors: Nominees: 01-D. Bookshester, 02-D. Chemerow, 03-D. Drapkin, 04-C. Hefner, 05-C. Hirschhorn, 06-J. Kern, 07-R. Pillar, 08-S. Rosenthal, 09-R. Rosenzweig, To withhold authority to vote for one or more (but less than all) nominees, write such nominee(s) name below and mark “For All Except” to the right.	For All ¡	Withheld All ¡	For All Except ¡	2.	To approve an amendment to our Second Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan.	For ¡	Against ¡	Abstain ¡

3.	To approve an amendment to our Amended and Restated 1997 Equity Plan for Non-Employee Directors of Playboy Enterprises, Inc.	For ¡	Against ¡	Abstain ¡	4.	To approve an amendment to our Playboy Enterprises, Inc. Employee Stock Purchase Plan.	For ¡	Against ¡	Abstain ¡
5.	To ratify the selection of Ernst & Young LLP as Playboy Enterprises, Inc.’s independent registered public accounting firm for 2007.	For ¡	Against ¡	Abstain ¡	The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting. Dated: , 2007

Signature(s)

The signature to this proxy should conform exactly to the name as shown. When shares are held by joint tenants, all such tenants must sign. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give your full title as such. If the signature is by a corporation, a duly authorized officer of the corporation should sign in full the corporate name. If the signature is by a partnership, a partner should sign the full partnership name.

▲ FOLD AND DETACH HERE ▲
YOUR VOTE IS IMPORTANT!
PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.